             As filed with the Securities and Exchange Commission
                                on July 1, 2001
                     Registration No. 333-74295; 811-09253
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [_]
Pre-Effective Amendment No.__                                                [_]
Post-Effective Amendment No. 23                                              [X]

                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [_]
Amendment No. 24                                                             [X]

                          --------------------------


                            WELLS FARGO FUNDS TRUST
              (Exact Name of Registrant as specified in Charter)
                               525 Market Street
                            San Francisco, CA 94163
         (Address of Principal Executive Offices, including Zip Code)

                          --------------------------
      Registrant's Telephone Number, including Area Code: (800) 643-9691
                               C. David Messman
                       Wells Fargo Funds Management, LLC
                         525 Market Street, 12th Floor
                            San Francisco, CA 94163
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Ave., N.W.
                            Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

 X   Immediately upon filing pursuant to Rule 485(b), or
---
     on _______________ pursuant to Rule 485(b)
---
     60 days after filing pursuant to Rule 485(a)(1), or
---
     on _______________ pursuant to Rule 485(a)(1)
---
     75 days after filing pursuant to Rule 485(a)(2), or
---
     on _______________ pursuant to Rule 485(a)(2)
---

If appropriate, check the following box:

     this post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.

                             WELLS FARGO FUNDS TRUST
                             -----------------------
                              Cross Reference Sheet
                              ---------------------

Form N-1A Item Number
---------------------

Part A                      Prospectus Captions
------                      -------------------

 1                          Front and Back Cover Pages
 2                          Objectives
                            Principal Strategies
                            Summary of Important Risks
 3                          Summary of Expenses
                            Example of Expenses
 4                          Objectives
                            Principal Strategies
                            Summary of Important Risks
                            See Individual Fund Summaries
                            General Investment Risks
 5                          Not applicable (appears in annual reports)
 6                          Organization and Management of the Funds
 7                          Your Account
                            How to Buy Shares
                            How to Sell Shares
                            How to Exchange Shares/Exchanges
                            Dividends and Distributions
                            Taxes
 8                          Distribution Plan
                            Exchanges
 9                          See Individual Fund Summaries

Part B                      Statement of Additional Information Captions
------                      --------------------------------------------

10                          Cover Page and Table of Contents
11                          Historical Fund Information
12                          Cover Page
                            Investment Restrictions
                            Additional Investment Policies
                            Risk Factors
13                          Management
14                          Capital Stock
15                          Management
16                          Portfolio Transactions
17                          Capital Stock
18                          Determination of Net Asset Value
                            Additional Purchase and Redemption Information
19                          Federal Income Taxes
20                          Management
21                          Performance Calculations
22                          Financial Information

Part C                      Other Information
------                      -----------------

23-30 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                               EXPLANATORY NOTE
                               ----------------

     This Post-Effective Amendment No. 23 is being filed to add to the Registration Statement of Wells Fargo Funds Trust ("Trust"), the audited financial statements and certain related financial information for the fiscal year ended February 28, 2001 for the Outlook Today Fund, Outlook 2010 Fund, Outlook 2020 Fund, Outlook 2030 Fund and Outlook 2040 Fund, and to make certain other non-material changes to the Registration Statement.

     This Post-Effective Amendment does not affect the Registration Statement for any of the Trust's other funds.

                                                              [WELLS FARGO LOGO]

WELLS FARGO OUTLOOK FUNDS

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

                                              Wells Fargo Outlook Today Fund(SM)

                                              Wells Fargo Outlook 2010 Fund(SM)

                                              Wells Fargo Outlook 2020 Fund(SM)

                                              Wells Fargo Outlook 2030 Fund(SM)

                                              Wells Fargo Outlook 2040 Fund(SM)

                                              Class A, Class B, Class C

Please read this Prospectus and keep it for future reference.It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                         July 1,
                                                                            2001

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                                                  Outlook Funds
--------------------------------------------------------------------------------

Overview                                  Objectives and Principal Strategies                          4

Important summary information             Summary of Important Risks                                   6
about the Funds.                          Performance History                                          8
                                          Summary of Expenses                                         14
                                          Key Information                                             18
--------------------------------------------------------------------------------------------------------
The Funds                                 Outlook Today Fund                                          19

Important information about               Outlook 2010 Fund                                           19
the individual Funds.                     Outlook 2020 Fund                                           19
                                          Outlook 2030 Fund                                           19
                                          Outlook 2040 Fund                                           19
                                          General Investment Risks                                    34
                                          Organization and Management
                                          of the Funds                                                40
--------------------------------------------------------------------------------------------------------
Your Investment                           A Choice of Share Classes                                   42

How to open an account and                Reduced Sales Charges                                       45
how to buy, sell and exchange             Exchanges                                                   48
Fund shares.                              Your Account                                                50
                                            How to Buy Shares                                         52
                                            How to Sell Shares                                        55
--------------------------------------------------------------------------------------------------------
Reference                                 Additional Services and Other Information                   57

Additional information and term
definitions.                              Table of Predecessors                                       59
                                          Glossary                                                    60

Outlook Funds Overview
--------------------------------------------------------------------------------

See the individual Fund descriptions in this Prospectus for further details. Words appearing in italicized print and highlighted in color are defined in the Glossary.

The Outlook Funds all have the same objective. They are designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk investors may be willing to accept given their stated investment time horizons. Each Fund is managed for investors planning to retire or to begin to withdraw substantial portions of their investment in the Fund's target year.

In buying securities for each Fund, Barclays Global Fund Advisors ("BGFA"), the Funds' investment advisor, does not select individual companies. Instead, BGFA focuses on selecting a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria. The Funds then allocate a portion of their assets to the index appropriate for each individual Fund. Where practicable, the Funds buy all the securities that comprise the index; otherwise, the Funds buy a representative sample. The Funds seek to match the index's return as closely as possible with the assets allocated to that index. The Funds focus on the selection of indexes or asset classes and do not try to avoid individual under-performing securities investments; nor do they try to pick individual investments that might outperform the index.

This strategy stems from the belief that asset allocation decisions--which index or investment category you choose--matter more to overall investment performance than individual security selection--which stock or bond you choose.


FUND                         OBJECTIVE
--------------------------------------------------------------------------------

                             The Fund is managed for investors who have retired,
Outlook Today Fund           are planning to retire or will begin to withdraw
                             substantial portions of their investment in the near future.


                             The Fund is managed for investors planning to
Outlook 2010 Fund            retire or begin to withdraw substantial portions of
                             their investment approximately in the year 2010.


                             The Fund is managed for investors planning to
Outlook 2020 Fund            retire or begin to withdraw substantial portions of
                             their investment approximately in the year 2020.


                             The Fund is managed for investors planning to
Outlook 2030 Fund            retire or begin to withdraw substantial portions
                             of their investment approximately in the year 2030.


                             The Fund is managed for investors planning to
Outlook 2040 Fund            retire or begin to withdraw substantial portions of
                             their investment approximately in the year 2040.

4  Outlook Funds Prospectus

________________________________________________________________________________

The Outlook Funds pursue a strategy of allocating and reallocating investments among indexes representing stocks and bonds, and in money market instruments to capture returns and reduce risk consistent with a stated investment horizon. Funds with longer time horizons invest more of their assets in stocks to provide capital appreciation over the long term. Funds with shorter time horizons replace some of their stock holdings with bonds and money market instruments to reduce risk and price volatility. Funds with shorter time horizons also have lower expected returns than Funds with longer time horizons.

PRINCIPAL STRATEGY

We invest in a combination of fixed-income and equity securities and money market instruments using an asset allocation strategy that is designed to maintain the lowest risk profile of all the Outlook Funds. The Outlook Today Fund continues to allocate a significant portion of its assets to stocks and bonds in addition to money market instruments, because we believe that most investors are still willing to take some risks in pursuing returns even while drawing on their investments. On average, we expect that we will invest about 20% of this Fund's assets in stocks, with the rest in bonds and money market instruments.

We invest in a combination of equity, fixed-income, and money market instruments using an asset allocation strategy designed to produce high total return for investors expecting to retire or begin to withdraw a substantial portion of their investment around the year 2010. As of the end of the Fund's last fiscal year, the Outlook 2010 Fund held about 39% of its assets in stocks, 46% of its assets in bonds, and the rest of its assets in money market instruments. As the year 2010 approaches, the Fund will increasingly resemble the Outlook Today Fund.

We invest in a combination of equity, fixed-income, and money market instruments using an asset allocation strategy designed to produce high total return for investors expecting to retire or begin to withdraw a substantial portion of their investment around the year 2020. As of the end of the Fund's last fiscal year, the Outlook 2020 Fund held about 63% of its assets in stocks, 29% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

We invest in a combination of equity, fixed-income, and money market instruments using an asset allocation strategy designed to produce high total return for investors expecting to retire or begin to withdraw a substantial portion of their investment around the year 2030. As of the end of the Fund's last fiscal year, the Outlook 2030 Fund held about 77% of its assets in stocks, 17% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

We invest in a combination of equity, fixed-income, and money market instruments using an asset allocation strategy designed to produce high total return for investors expecting to retire or begin to withdraw a substantial portion of their investment around the year 2040. As of the end of the Fund's last fiscal year, the Outlook 2040 Fund held about 94% of its assets in stocks, 5% of its assets in bonds, and a small portion of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

                                                     Outlook Funds Prospectus  5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. All are important to your investment choice. Additional information about these and other risks is included in:

 .  the individual fund descriptions later in this Prospectus;
 . under the "General Investment Risks" section beginning on page 34; and . in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

  COMMON RISKS FOR THE FUNDS

  Equity Securities
  The Funds invest in equity securities; and the longer time horizon Funds, such as the Outlook 2030 and Outlook 2040 Funds, typically invest a majority of their assets in equity securities.This type of investment is subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline more than the overall market. Stocks of smaller or medium-sized companies tend to be more volatile and less liquid than those of larger companies.

  Debt Securities
  The Funds invest in debt securities, such as notes and bonds; and the shorter time horizon funds, such as the Outlook Today and Outlook 2010 Funds, typically invest a majority of their assets in debt securities, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rates changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

  Foreign Investments
  The Funds make foreign investments which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (ADRs) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and

6  Outlook Funds Prospectus

________________________________________________________________________________
  settlement practices reduce currency, custodial, and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

  Asset Allocation Models
  We use investment models that seek undervalued asset classes. There is no guarantee that the model will make accurate determinations or that an asset class will perform as expected.

                                                    Outlook Funds Prospectus  7

Performance History
--------------------------------------------------------------------------------

     The Funds in this prospectus were formerly "feeder" funds in a master/feeder arrangement, whereby each Fund invested all of its assets in a corresponding "master" fund with a substantially identical investment objective and investment strategies. As of June 23, 2001, the Funds became stand-alone funds that invest directly in a portfolio of securities. The information shown below and in the financial highlights for each of the Funds reflects the activity of the Fund when it was a feeder in a master/feeder arrangement.

     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns since inception and for one- and five-year periods are compared to the performance of several appropriate broad-based indexes.

     Please remember that past performance is no guarantee of future results.

     Outlook Today Fund Class A Calendar Year Returns (%)*

     '95   17.16
     '96    6.04
     '97   10.43
     '98   10.14
     '99    4.50
     '00    4.36

     Best Qtr.: Q2 '97 . 5.62%   Worst Qtr.: Q2 '99 . -0.49%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through March 31, 2001 was -0.38%.

       Average annual total returns (%)/1/

       for the period ended 12/31/00                        1 year    5 year     Inception
       Class A (Incept. 3/1/94)                              -1.69      5.79        6.35
       Class B (Incept. 6/30/98)/2/                          -0.98      6.24        6.75
       Class C (Incept. 12/1/98)/2/                           2.90      6.52        6.74
       S&P 500 Index/3/                                      -9.11     18.33       18.64
       LB Aggregate Bond Index/4/                            11.63      6.46        6.91
       MFR Taxable Retail Money Market Fund Average/5/        5.73      4.99        4.90

     /1/ Returns shown reflect applicable sales charges.
     /2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     /3/ S&P 500 is a registered trademark of Standard & Poor's.
     /4/ Lehman Brothers Aggregate Bond Index.
     /5/ Money Fund Report Taxable Retail Money Market Fund Average.

8  Outlook Funds Prospectus

--------------------------------------------------------------------------------

     Outlook 2010 Fund Class A Calendar Year Returns (%)

     '95         23.56
     '96         10.50
     '97         16.27
     '98         15.67
     '99          9.10
     '00          0.39

Best Qtr.: Q4 '98 . 9.99%               Worst Qtr: Q3 '98 . -3.57%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund`s year-to-date performance through March 31, 2001 was -3.30%.


  Average annual total returns (%)/1/                                        Since
  for the period ended 12/31/00                        1 year   5 year     Inception
  Class A (Incept. 3/1/94)                             -5.36     8.93        9.54

  Class B (Incept. 3/1/97)/2/                          -4.85     9.34        9.90

  Class C (Incept. 12/1/98)/2/                         -1.06     9.62        9.90

  S&P 500 Index/3/                                     -9.11    18.33       18.64

  MSCI/EAFE Index/4/                                  -14.17     7.13        6.77

  LB Aggregate Bond Index/5/                           11.63     6.46        6.91

  MFR Taxable Retail Money Market Fund Average/6/       5.73     4.99        4.90

/1/  Returns shown reflect applicable sales charges.
/2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
/3/  S&P 500 is a registered trademark of Standard & Poor's.
/4/  Morgan Stanley Capital International/Europe, Australasia and Far East
     Index.
/5/  Lehman Brothers Aggregate Bond Index.
/6/  Money Fund Report Taxable Retail Money Market Fund Average.

                                                     Outlook Funds Prospectus  9

Performance History
--------------------------------------------------------------------------------

     Outlook 2020 Fund Class A Calendar Year Returns (%)*

     '95        27.13
     '96        13.21
     '97        20.90
     '98        19.59
     '99        13.72
     '00        -4.03

Best Qtr.: Q4  '98 . 14.48%             Worst Qtr.: Q3  '98 . -6.81%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund`s year-to-date performance through March 31, 2001 was -7.09%.



  Average annual total returns (%)/1/                                                           Since
  for the period ended 12/31/00                              1 year          5 year           Inception
  Class A (Incept. 3/1/94)                                   -9.53           10.98              11.55

  Class B (Incept. 3/1/97)/2/                                -9.04           11.46              11.93

  Class C (Incept. 12/1/98)/2/                               -5.40           11.71              11.93

  S&P 500 Index/3/                                           -9.11           18.33              18.64

  MSCI/EAFE Index/4/                                         14.17            7.13               6.77

  LB Aggregate Bond Index/5/                                 11.63            6.46               6.91

  MFR Taxable Retail Money Market Fund Average/6/             5.73            4.99               4.90

/1/  Returns shown reflect applicable sales charges.
/2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
/3/  S&P 500 is a registered trademark of Standard & Poor's.
/4/  Morgan Stanley Capital International/Europe, Australasia and Far East
     Index.
/5/  Lehman Brothers Aggregate Bond Index.
/6/  Money Fund Report Taxable Retail Money Market Fund Average.

10  Outlook Funds Prospectus

________________________________________________________________________________

     Outlook 2030 Fund Class A Calendar Year Returns (%)*

     '95        30.76
     '96        15.32
     '97        24.14
     '98        22.40
     '99        16.46
     '00        -5.99

Best Qtr.: Q4 '98 . 17.93%              Worst Qtr.:  Q3 '98 . -9.23%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund`s year-to-date performance through March 31, 2001 was -9.26%.



  Average annual total returns (%)/1/                                                Since
  for the period ended 12/31/00                 1 year            5 year           Inception
  Class A (Incept. 3/1/94)                     -11.40             12.57              13.13

  Class B (Incept. 3/1/97)/2/                  -10.89             13.05              13.51

  Class C (Incept. 12/1/98)/2/                  -7.32             13.27              13.49

  S&P 500 Index/3/                              -9.11             18.33              18.64

  MSCI/EAFE Index/4/                           -14.17              7.13               6.77

  LB Aggregate Bond Index/5/                    11.63              6.46               6.91

/1/  Returns shown reflect applicable sales charges.
/2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
/3/  S&P 500 is a registered trademark of Standard & Poor's.
/4/  Morgan Stanley Capital International/Europe, Australasia and Far East
     Index.
/5/  Lehman Brothers Aggregate Bond Index.

                                                     Outlook Funds Prospectus 11

Performance History
--------------------------------------------------------------------------------

     Outlook 2040 Fund Class A Calendar Year Returns (%)*

     '95            32.21
     '96            18.41
     '97            26.49
     '98            25.17
     '99            21.02
     '00           -10.01

     Best Qtr.: Q4 '98 . 21.54%   Worst Qtr.: Q3 '98 . -11.63%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through March 31, 2001 was -12.01%.

       Average annual total returns (%)/1/
                                                                    Since
       for the period ended 12/31/00            1 year   5 year   Inception

       Class A (Incept. 3/1/94)                 -15.17   13.98      14.51

       Class B (Incept. 3/1/97)/2/              -14.61   14.45      14.88

       Class C (Incept. 7/1/98)/2/              -11.29   14.68      14.88

       S&P 500 Index/3/                          -9.11   18.33      18.64

       MSCI/EAFE Index/4/                       -14.17    7.13       6.77

       LB Aggregate Bond Index/5/                11.63    6.46       6.91

   /1/ Returns shown reflect applicable sales charges.
   /2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
   /3/ S&P 500 is a registered trademark of Standard & Poor's.
   /4/ Morgan Stanley Capital International/Europe, Australasia and Far East
       Index.
   /5/ Lehman Brothers Aggregate Bond Index.

12   Outlook Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Outlook Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
--------------------------------------------------------------------------------

                                                                                 All Funds      All Funds      All Funds
                                                                              --------------------------------------------
                                                                                  CLASS A        CLASS B        CLASS C
--------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)                                                                 5.75%          None           None

Maximum deferred sales charge (load) (as a percentage of the lower of
the Net Asset Value ("NAV") at purchase or the NAV at redemption)                  None/1/        5.00%         1.00%
--------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------------------------------------------------
                                                             Outlook                         Outlook
                                                           Today Fund                       2010 Fund
                                               ---------------------------------------------------------------------------
                                                 CLASS A     CLASS B    CLASS C   CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------------------------------------------------
Management Fees                                   0.55%       0.55%      0.55%     0.55%      0.55%      0.55%
Distribution (12b-1) Fees                         0.25%       0.75%      0.75%     0.25%      0.75%      0.75%
Other Expenses/2/                                 0.94%       0.73%      0.81%     0.76%      0.65%      0.68%
--------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES              1.74%       2.03%      2.11%     1.56%      1.95%      1.98%
--------------------------------------------------------------------------------------------------------------------------
Fee Waivers                                       0.44%       0.23%      0.31%     0.26%      0.15%      0.18%
--------------------------------------------------------------------------------------------------------------------------
NET EXPENSES/3/                                   1.30%       1.80%      1.80%     1.30%      1.80%      1.80%
--------------------------------------------------------------------------------------------------------------------------

/1/ Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.
/2/ Other expenses are based on estimated amounts for the current fiscal year. /3/ The Administrator has committed through June 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

14   Outlook Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

                 Outlook                         Outlook                         Outlook
                2020 Fund                       2030 Fund                       2040 Fund
------------------------------------------------------------------------------------------------------
   CLASS A       CLASS B    CLASS C   CLASS A    CLASS B    CLASS C   CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------------
    0.55%         0.55%      0.55%     0.55%      0.55%      0.55%     0.55%      0.55%      0.55%
    0.25%         0.75%      0.75%     0.25%      0.75%      0.75%     0.25%      0.75%      0.75%
    0.78%         0.65%      0.65%     0.81%      0.74%      0.77%     0.88%      0.77%      0.87%
------------------------------------------------------------------------------------------------------
    1.58%         1.95%      1.95%     1.61%      2.04%      2.07%     1.68%      2.07%      2.17%
------------------------------------------------------------------------------------------------------
    0.28%         0.15%      0.15%     0.31%      0.24%      0.27%     0.38%      0.27%      0.37%
------------------------------------------------------------------------------------------------------
    1.30%         1.80%      1.80%     1.30%      1.80%      1.80%     1.30%      1.80%      1.80%
------------------------------------------------------------------------------------------------------

                                                   Outlook Funds Prospectus   15

Outlook Funds
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

----------------------------------------------------------------------------------------------------------
                                        Outlook                                  Outlook
                                      Today Fund                                2010 Fund
                ------------------------------------------------------------------------------------------
                         CLASS A        CLASS B       CLASS C       CLASS A       CLASS B      CLASS C
----------------------------------------------------------------------------------------------------------
1       YEAR      $       700     $       683    $      283    $      700     $       683    $      283
3       YEARS     $     1,051     $       914    $      631    $    1,015     $       898    $      604
5       YEARS     $     1,426     $     1,272    $    1,106    $    1,353     $     1,238    $    1,051
10      YEARS     $     2,474     $     2,231    $    2,417    $    2,304     $     2,115    $    2,292
----------------------------------------------------------------------------------------------------------

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of the periods shown:

----------------------------------------------------------------------------------------------------------
                                    Outlook                                      Outlook
                                   Today Fund                                   2010 Fund
                 -----------------------------------------------------------------------------------------
                     CLASS A         CLASS B         CLASS C       CLASS A       CLASS B         CLASS C
----------------------------------------------------------------------------------------------------------
1       YEAR      $       700     $       183    $      183    $      700     $       183    $      183
3       YEARS     $     1,051     $       614    $      631    $    1,015     $       598    $      604
5       YEARS     $     1,426     $     1,072    $    1,106    $    1,353     $     1,038    $    1,051
10      YEARS     $     2,474     $     2,231    $    2,417    $    2,304     $     2,115    $    2,292
----------------------------------------------------------------------------------------------------------

16    Outlook Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                    Outlook                                     Outlook                                    Outlook
                   2020 Fund                                   2030 Fund                                  2040 Fund
------------------------------------------------------------------------------------------------------------------------------------
   CLASS A          CLASS B        CLASS C        CLASS A       CLASS B        CLASS C       CLASS A       CLASS B        CLASS C
------------------------------------------------------------------------------------------------------------------------------------
$         700     $       683    $      283    $      700     $       683    $      283    $      700     $       683    $      283
$       1,019     $       898    $      598    $    1,025     $       916    $      623    $    1,039     $       923    $      644
$       1,361     $     1,238    $    1,038    $    1,373     $     1,276    $    1,089    $    1,401     $     1,289    $    1,131
$       2,323     $     2,123    $    2,263    $    2,352     $     2,188    $    2,379    $    2,418     $     2,232    $    2,474
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                   Outlook                                      Outlook                                    Outlook
                  2020 Fund                                   2030 Fund                                   2040 Fund
------------------------------------------------------------------------------------------------------------------------------------
   CLASS A         CLASS B         CLASS C       CLASS A       CLASS B         CLASS C       CLASS A       CLASS B        CLASS C
------------------------------------------------------------------------------------------------------------------------------------
$         700     $       183    $      183    $      700     $       183    $      183    $      700     $       183    $      183
$       1,019     $       598    $      598    $    1,025     $       616    $      623    $    1,039     $       623    $      644
$       1,361     $     1,038    $    1,038    $    1,373     $     1,076    $    1,089    $    1,401     $     1,089    $    1,131
$       2,323     $     2,123    $    2,263    $    2,352     $     2,188    $    2,379    $    2,418     $     2,232    $    2,474
------------------------------------------------------------------------------------------------------------------------------------

                                                   Outlook Funds Prospectus   17

Key Information
--------------------------------------------------------------------------------

     Key Terms
     An "asset class" is a broad category of investments such as "bonds" or "equities.""Allocation" refers to the distribution of portfolio assets among two or more asset classes and among indexes within each asset class. The Funds offered in this Prospectus are managed using a computer model that recommends the allocation of assets according to a Fund's investment objective and risk tolerance.

     In this Prospectus,"we" generally means Wells Fargo Funds Trust (the Trust), or BGFA, the Funds' investment advisor. "We" may also refer to the Funds' other service providers. "You" means the shareholder or potential customer.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies description for each Fund tell you:

     . what the Fund is trying to achieve;

     . how we intend to invest your money;and

     . what makes a Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an on-going basis.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

18   Outlook Funds Prospectus

Outlook Funds
--------------------------------------------------------------------------------

     Investment Objectives
     Each Fund seeks to provide investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. Investors are encouraged to select a particular Outlook Fund based on their investment time horizon. Specifically:

     . Outlook Today Fund is managed for investors who have retired,are planning to retire or will begin to withdraw substantial portions of their investment in the near future.

     . Outlook 2010 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2010.

     . Outlook 2020 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2020.

     . Outlook 2030 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2030.

     . Outlook 2040 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2040.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Funds were the first funds of their kind to offer a flexible investment strategy designed to change over specific time horizons. Typically, long-term investment goals are pursued with a more aggressive mix of equities and fixed-income securities than short-term goals. The allocation of each Fund gradually grows more conservative as the year in the Fund's title approaches. You are encouraged to choose the Fund whose title year most closely matches the year during which you expect to begin regularly redeeming shares.

     Keep in mind, however, that the year in each Fund's title also serves as a guide to the relative risk exposure of each Fund, where the Outlook 2040 Fund has the most aggressive asset allocation and the Outlook Today Fund has the least aggressive asset allocation. If you have a low risk tolerance, you may not wish to invest in the Outlook 2040 Fund, for example, even if you do not expect to retire for another forty years. Conversely, you may feel comfortable choosing a more aggressive Outlook Fund for a near-term investment goal.

     We allocate and reallocate assets among a wide range of indexes representing U.S. and international common stocks, fixed-income securities and money market instruments according to the recommended mix suitable for each Fund's risk level. Under normal conditions, the Outlook Today Fund will typically invest 80% of its assets in fixed-income securities and 20% in equities as it seeks stable income production and reduced volatility./1/ The more aggressive Funds may invest in up to 100% stocks, but as their title year approaches, their allocation will increasingly resemble the current allocation of the Outlook Today Fund.

     /1/ Subject to obtaining various shareholder approvals, these percentages would become approximately 65% of Fund assets in fixed-income securities and approximately 35% in equities.

                                                   Outlook Funds Prospectus   19

Outlook Funds
--------------------------------------------------------------------------------

     The Outlook Today Fund seeks to maximize total return consistent with assuming the lowest risk of any Outlook series. The Fund also follows an asset allocation strategy among three broad investment classes: equity and debt securities of domestic and foreign issuers and cash in the form of money market instruments. However, unlike the remaining Outlook Funds with target dates, the Outlook Today Fund does not reduce its investment risk through time. Instead, the Fund is expected to have a long-term average mix of approximately 20% equity securities, with the remainder in AAA-rated debt securities and money market instruments (see note 1 on page 19). In the same manner as all Outlook Funds, the Outlook Today Fund employs a tactical asset allocation component, which may alter the investment mix to account for changing expected risks and opportunities. When other Outlook Funds reach their target date, it is expected that shareholders will be asked to approve combining such Funds with the Outlook Today Fund.

     ---------------------------------------------------------------------------

     Model-Driven Decisions
     The Fund's assets are allocated across investment groups according to a sophisticated mathematical model that was developed in 1993 and is continually refined. BGFA's investment professionals conduct on-going research to enhance the model and to ensure that it is keeping pace with the world's constantly changing financial markets. Using this model, BGFA gains a consistent and objective structure for making investment decisions. Unlike traditional investment funds that employ individual portfolio managers who make decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of such models.

     ---------------------------------------------------------------------------

     Asset Allocation Decisions
     In buying securities for each Fund, the investment model does not select individual companies. Instead, the model selects a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria that analyzes extensive financial and economic data (such as market interest rates and inflation data), as well as risk correlation and expected return statistics. The model then allocates a portion of each Fund's assets to each index appropriate for each individual Fund. Where practicable, each Fund buys all the securities that comprise the recommended index; otherwise, the Fund buys a representative sample. Some of the indexes are well known broad-based indexes; others were specifically created by an affiliate of BGFA to reflect a particular market segment. Each Fund seeks to match the index's return as closely as possible with the assets allocated to that index. The model focuses on the selection of indexes or asset classes and does not try to avoid individual under-performing securities investments nor does it try to pick individual investments that might outperform the index.

     This strategy stems from the belief that asset allocation decisions--which index or investment category you choose--matter more to overall investment performance than individual security selection--which stock or bond you choose.

     ---------------------------------------------------------------------------

     Risk Tolerance
     Two general rules of investing have shaped the Funds' strategies:

     . Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment's potential return, the greater its potential for loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

     . The longer an investor's time horizon,the greater their risk tolerance.Their investments have more time to recoup their losses.

20   Outlook Funds Prospectus

--------------------------------------------------------------------------------

   The Funds with longer time horizons are subject to more risk. This normally gives investors the potential for greater returns than the Funds with shorter time horizons. As a Fund approaches its time horizon, and its investors have less time to recover from market declines, the Funds systematically reduce the level of risk. This systematic shift toward more stable investments should help secure the value of your Outlook investment as the time nears for you to begin drawing on it.

   BGFA does not limit its analysis to long-term expectations. The investment models also take into account short-term market conditions. If conditions in a market have increased risk levels of an investment type or index to a point that its risk outweighs its expected returns, the model will not allocate as much of a Fund's assets to it as it otherwise might. Conversely, the model may reduce a Fund's allocation, even when risks have not increased, because an investment type's or index's expected return has fallen. This usually happens because prices in a market have risen so high that the potential for further gain appears limited.

   -----------------------------------------------------------------------------

   After a Fund Reaches its Time Horizon
   By the time a Fund reaches the decade identified by its name, it has reached its least aggressive state in terms of building capital. This does not mean that it invests exclusively in money market instruments. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, the Fund continues to allocate a significant portion of its assets to stocks and bonds, in addition to money market instruments. On average, BGFA expects that about 20% of the Fund's assets will be invested in stocks, with the remainder in AAA-rated debt securities and money market instruments. (As mentioned above, subject to obtaining various shareholder approvals, these percentages would become approximately 65% of Fund assets in fixed-income classes and approximately 35% in equities.)

   -----------------------------------------------------------------------------

   Permitted Investments
   We seek exposure to U.S. and foreign equity markets by investing in securities of the following stock indexes:

   . The S&P/BARRA Value Stock Index, which consists primarily of large-capitalization of U.S. stocks with lower than average price-to-book ratios;

   . The S&P/BARRA Growth Stock Index, which consists primarily of large-capitalization U.S. stocks with higher than average price-to-book ratios;

   . The Intermediate Capitalization Value Index, which consists primarily of medium-capitalization U.S. stocks with lower than average price-to-book ratios;

   . The Intermediate Capitalization Growth Index, which consists primarily of medium-capitalization U.S. stocks with higher than average price-to-book ratios;

   . The Intermediate Capitalization Utility Stock Index, which consists primarily of medium-capitalization U.S. utility stocks;

   . The Micro Capitalization Market Index, which consists primarily of small-capitalization U.S. stocks;

   . The Small Capitalization Value Stock Index, which consists primarily of small-capitalization U.S. stocks with lower than average price-to-book ratios;

   . The Small Capitalization Growth Stock Index, which consists primarily of small-capitalization U.S. stocks with higher than average price-to-book ratios;

                                                     Outlook Funds Prospectus 21

Outlook Funds
--------------------------------------------------------------------------------

     . The Morgan Stanley Capital International Japan Index, consisting primarily of large-capitalization Japanese stocks; and

     . The Morgan Stanley Capital International Europe, Australasia, Far East ex-Japan Index, consisting primarily of non-Japanese foreign stocks.

     We seek exposure to the U.S. fixed-income markets by investing in securities representative of the following indexes:

     . The Lehman Brothers Long-Term Government Bond Index, which consists of all U.S. Government bonds with maturities of at least ten years;

     . The Lehman Brothers Intermediate-Government Bond Index, which consists of all U.S. Government bonds with maturities of less than ten years but more than one year;

     . The Lehman Brothers Long-Term Corporate Bond Index, which consists of all investment-grade U.S. corporate bonds with maturities of at least ten years;

     . The Lehman Brothers Intermediate-Term Corporate Bond Index, which consists of all investment-grade U.S. corporate bonds with maturities of less than ten years but more than one year;

     . The Lehman Brothers Mortgage-Backed Securities Index, which consists of all fixed-coupon mortgage pass-throughs issued by or backed by the U.S. Government or its agencies.

     We seek foreign debt market exposure through investment in securities representative of the Salomon Brothers Non-U.S. World Government Bond Index, which consists of a range of foreign government bonds with maturities of greater than one year.

     We also invest in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements. In addition, under normal market conditions, we may invest in call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and interest rate futures contracts as a substitute for a comparable market position in stocks.

     We are not required to keep a minimum investment in any of the indexes, nor are we prohibited from investing substantially all of our assets in a single asset class. The allocation may shift at any time.

22  Outlook Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocations

     As of February 28, 2001, each Fund's asset weighting was as follows:

                                             OUTLOOK
                                              TODAY       OUTLOOK       OUTLOOK       OUTLOOK        OUTLOOK
     ASSET CLASS                              FUND       2010 FUND     2020 FUND     2030 FUND      2040 FUND

      Money Market Instruments                27%           15%            8%             6%             1%

      Bonds                                   54%           46%           29%            17%             5%

      Stocks of Largest U.S. Companies        12%           29%           45%            56%            65%

      Stocks of all other U.S. Companies       3%            2%            5%             5%             8%

      Stocks Trading Outside the U.S.          4%            8%           13%            16%            21%

     Portfolio Management

     The Funds are managed by a team of advisors who, using the allocation models, jointly make investment decisions for the Funds.

     ---------------------------------------------------------------------------

     Important Risk Factors

     Foreign obligations may entail additional risks. The value of investments in options on stock indexes is affected by price level movements for a particular index, rather than price movements for an individual issue.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 34; and the specific risks listed here. They are all important to your investment choice.

                                                     Outlook Funds Prospectus 23

Outlook Funds
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and each Fund's financial statements, is available upon request in the Fund's annual report. For all periods shown, the Funds were feeder funds in a master/feeder arrangement. The financial performance of each Fund incorporates the financial performance of the master fund.

FOR A SHARE OUTSTANDING

                                                       OUTLOOK TODAY FUND
                                                       CLASS A SHARES--
                                                       COMMENCED ON
                                                       MARCH 1, 1994
                                                  -----------------------------------------------------------------------------
  For the period ended:                                Feb. 28,             Feb. 29,           Feb. 28,            Feb. 28,
                                                         2001                2000               1999                 1998
                                                  -----------------------------------------------------------------------------
 Net asset value, beginning of period                  $ 10.30              $ 10.52            $ 10.83             $ 10.71

 Income from investment operations:
    Net investment income (loss)                          0.38                 0.38               0.36                0.43
    Net realized and unrealized gain (loss)
     on investments                                       0.21                 0.09               0.32                0.81

 Total from investment operations                         0.59                 0.47               0.68                1.24

 Less distributions:
    Dividends from net investment income                 (0.39)               (0.36)             (0.37)              (0.44)
    Distributions from net realized capital gain         (0.56)               (0.33)             (0.62)              (0.68)

 Total from distributions                                (0.95)               (0.69)             (0.99)              (1.12)

 Net asset value, end of period                        $  9.94              $ 10.30            $ 10.52             $ 10.83

 Total return/1/                                          5.79%                4.47%              6.40%              11.99%

 Ratios/supplemental data:
    Net assets, end of period (000s)                 $  46,316             $ 44,801           $ 56,986            $ 67,909

 Ratios to average net assets/2/
 Ratio of expenses to average net assets                  1.30%                1.30%              1.25%               1.20%
 Ratio of net investment income (loss) to
    average net assets                                    3.66%                3.29%              3.27%               3.83%

 Portfolio turnover/4/                                      58%                  55%                66%                 39%

 Ratio of expenses to average net assets prior
    to waived fees and reimbursed expenses/2,5/           1.51%                1.45%              1.31%                N/A

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for less than one year are not annualized.
/2/ Ratios include income earned and expenses charged to the Master Portfolio. Ratios shown for periods of less than one year are annualized.
/3/  Distribution was less than $.01 per share.
/4/  The Portfolio turnover rate reflects activity by the Master Portfolio.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

24  Outlook Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


           CLASS B SHARES--COMMENCED                   CLASS C SHARES--COMMENCED
           ON AUGUST 1, 1998                           ON DECEMBER 1, 1998
--------------------------------------------------------------------------------------------
 Feb. 28,      Feb. 28,      Feb. 29,       Feb. 28,     Feb. 28,     Feb. 29,     Feb. 28,
  1997           2001          2000           1999         2001        2000          1999
--------------------------------------------------------------------------------------------
 $ 10.64       $ 10.44       $ 10.61        $ 10.91      $ 10.44      $ 10.62      $ 11.24


    0.42          0.31          0.27           0.07         0.34         0.29         0.04

    0.28          0.24          0.14           0.29         0.21         0.12        (0.04)

    0.70          0.55          0.41           0.36         0.55         0.41         0.00


   (0.42)        (0.32)        (0.25)         (0.04)       (0.34)       (0.26)       (0.01)
   (0.21)        (0.56)        (0.33)         (0.62)       (0.56)       (0.33)       (0.61)

   (0.63)        (0.88)        (0.58)         (0.66)       (0.90)       (0.59)       (0.62)

 $ 10.71       $ 10.11       $ 10.44        $ 10.61      $ 10.09      $ 10.44      $ 10.62

    6.74%         5.30%         3.87%          3.35%        5.36%        3.91%        0.02%


 $84,949       $11,425       $ 6,457        $ 3,161      $ 5,972      $ 7,243      $ 4,758


    1.20%         1.80%         1.80%          1.70%        1.80%        1.80%        1.76%

    3.93%         3.15%         2.76%          2.24%        3.19%        2.77%        2.27%

     108%           58%           55%            66%          58%          55%          66%


     N/A          2.00%         2.17%          3.01%        1.97%        2.13%        2.66%

                                                   Outlook Funds Prospectus   25

Outlook Funds
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and each Fund's financial statements, is available upon request in the Fund's annual report. For all periods shown, the Funds were feeder funds in a master/feeder arrangement. The financial performance of each Fund incorporates the financial performance of the master fund.

FOR A SHARE OUTSTANDING                                OUTLOOK 2010 FUND
                                                       CLASS A SHARES--COMMENCED
                                                       ON MARCH 1, 1994
                                                       ---------------------------------------------------------------
                                                         Feb. 28     Feb. 29,      Feb. 28,     Feb. 28,    Feb. 28,
 For the period ended:                                     2001        2000          1999         1998        1997
                                                       ---------------------------------------------------------------
  Net asset value, beginning of period                 $  12.88      $ 13.27       $ 13.16      $ 12.20     $ 11.42

  Income from investment operations:
    Net investment income (loss)                           0.35         0.34          0.32         0.36        0.34
    Net realized and unrealized gain (loss)
     on investments                                       (0.15)        0.66          0.94         1.82        0.95

  Total from investment operations                         0.20         1.00          1.26         2.18        1.29

  Less distributions:
    Dividends from net investment income                  (0.35)       (0.34)        (0.33)       (0.38)      (0.34)
    Distributions from net realized capital gain          (0.51)       (1.05)        (0.82)       (0.84)      (0.17)

  Total from distributions                                (0.86)       (1.39)        (1.15)       (1.22)      (0.51)

  Net asset value, end of period                       $  12.22      $ 12.88       $ 13.27      $ 13.16     $ 12.20

  Total return/1/                                          1.41%        7.50%         9.91%       18.45%      11.60%

  Ratios/supplemental data:
    Net assets, end of period (000s)                   $107,161      $89,056       $89,543      $89,659     $82,971

  Ratios to average net assets/2/
  Ratio of expenses to average net assets                  1.30%        1.30%         1.25%        1.20%       1.20%
  Ratio of net investment income (loss) to
    average net assets                                     2.74%        2.45%         2.42%        2.85%       3.16%

  Portfolio turnover/4/                                      54%          49%           38%          46%         73%

  Ratio of expenses to average net assets prior
    to waived fees and reimbursed expenses/2,5/            1.43%        1.39%         1.28%         N/A          N/A

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
/2/ Ratios include income earned and expenses charged to the Master Portfolio. Ratios shown for periods of less than one year are annualized.
/3/  Distribution was less than $.01 per share.
/4/  The Portfolio Turnover Rate reflects activity by the Master Portfolio.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

26   Outlook Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

  CLASS B SHARES--COMMENCED                                        CLASS C SHARES--COMMENCED
  ON MARCH 1, 1997                                                 ON DECEMBER 1, 1998
----------------------------------------------------------------------------------------------------------
    Feb. 28,          Feb. 28,        Feb. 29,       Feb. 28,        Feb. 28,      Feb. 29,      Feb. 28,
      2001              2000            1999           1998            2001          2000          1999
----------------------------------------------------------------------------------------------------------
    $ 12.88           $ 13.25         $ 13.10        $ 12.02         $ 12.97        $ 13.29        $ 13.98


       0.28              0.25            0.22           0.19            0.29           0.21           0.04

      (0.14)             0.68            0.97           1.88           (0.16)          0.72           0.09

       0.14              0.93            1.19           2.07            0.13           0.93           0.13


      (0.28)            (0.25)          (0.22)         (0.15)          (0.27)         (0.20)          0.00/3/
      (0.51)            (1.05)          (0.82)         (0.84)          (0.51)         (1.05)         (0.82)

      (0.79)            (1.30)          (1.04)         (0.99)          (0.78)         (1.25)         (0.82)

    $ 12.23           $ 12.88         $ 13.25        $ 13.10         $ 12.32        $ 12.97        $ 13.29

       0.93%             6.96%           9.30%         17.64%           0.89%          6.91%          1.11%


    $36,727           $29,937         $18,158        $ 6,248         $ 5,850        $ 5,364        $   675


       1.80%             1.80%           1.76%          1.70%           1.80%          1.80%          1.76%

       2.23%             1.93%           1.90%          2.15%           2.24%          1.88%           2.04%

         54%               49%             38%            46%             54%            49%              38%


       1.95%             1.94%           1.84%            N/A           1.96%          2.52%           7.72%

                                                   Outlook Funds Prospectus   27

Outlook Funds
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and each Fund's financial statements, is available upon request in the Fund's annual report. For all periods shown, the Funds were feeder funds in a master/feeder arrangement. The financial performance of each Fund incorporates the financial performance of the master fund.

FOR A SHARE OUTSTANDING
                                                       OUTLOOK 2020 FUND
                                                       CLASS A SHARES--COMMENCED
                                                       ON MARCH 1, 1994
                                                    ----------------------------------------------------------------------------
                                                          Feb. 28,       Feb. 29,       Feb. 28,       Feb. 28,       Feb. 28,
 For the period ended:                                     2001           2000           1999           1998           1997

                                                    ----------------------------------------------------------------------------
  Net asset value, beginning of period                   $   14.78       $   14.91      $   14.70      $   12.98      $   11.98

  Income from investment operations:
    Net investment income (loss)                              0.24            0.24           0.24           0.28           0.27
    Net realized and unrealized gain (loss)
     on investments                                          (0.75)           1.33           1.47           2.73           1.43

  Total from investment operations                           (0.51)           1.57           1.71           3.01           1.70

  Less distributions:
    Dividends from net investment income                     (0.23)          (0.24)         (0.25)         (0.29)         (0.28)
    Distributions from net realized capital gain             (0.74)          (1.46)         (1.25)         (1.00)         (0.42)
    Return of capital                                        (0.02)           0.00           0.00           0.00           0.00

  Total from distributions                                   (0.99)          (1.70)         (1.50)         (1.29)         (0.70)

  Net asset value, end of period                         $   13.28       $   14.78      $   14.91      $   14.70      $   12.98

  Total return/1/                                            (3.79%)         10.45%         12.02%         23.97%         14.65%

  Ratios/supplemental data:
    Net assets, end of period (000s)                     $ 154,871       $ 176,460      $ 165,584      $ 166,198      $ 146,226

  Ratios to average net assets/2/
  Ratio of expenses to average net assets                     1.30%           1.30%          1.25%          1.20%          1.20%
  Ratio of net investment income (loss) to
    average net assets                                        1.63%           1.52%          1.61%          2.05%          2.33%

  Portfolio turnover/4/                                         39%             43%            36%            41%            61%

  Ratio of expenses to average net assets prior
    to waived fees and reimbursed expenses/2,5/                1.39%          1.33%          1.26%           N/A            N/A

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total Returns for periods of less than one year are not annualized.
/2/ Ratios include income earned and expenses charged to the Master Portfolio. Ratios shown for periods of less than one year are annualized.
/3/  Distribution was less than $.01 per share.
/4/  The Portfolio Turnover Rate reflects activity by the Master Portfolio.
/5/ During each period, various fees and/or expenses were waived/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

28   Outlook Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

CLASS B SHARES--COMMENCED                              CLASS C SHARES--COMMENCED
ON MARCH 1, 1997                                       ON DECEMBER 1, 1998
---------------------------------------------------------------------------------------------
  Feb. 28,     Feb. 29,      Feb. 28,      Feb. 28,      Feb. 28,      Feb. 29,     Feb. 28,
   2001         2000          1999          1998          2001          2000         1999
---------------------------------------------------------------------------------------------
  $  14.66     $  14.79     $  14.55     $  12.79       $  14.74      $  14.82     $  15.82


      0.16         0.15         0.15         0.14           0.16          0.11         0.01

     (0.74)        1.33         1.48         2.74          (0.74)         1.37         0.22

     (0.58)        1.48         1.63         2.88          (0.58)         1.48         0.23


     (0.16)       (0.15)       (0.15)       (0.12)         (0.16)        (0.10)        0.00/3/
     (0.74)       (1.46)       (1.24)       (1.00)         (0.74)        (1.46)       (1.23)
      0.01         0.00         0.00         0.00          (0.01)         0.00         0.00

     (0.91)       (1.61)       (1.39)       (1.12)         (0.91)        (1.56)       (1.23)

  $  13.17     $  14.66     $  14.79     $  14.55       $  13.25      $  14.74     $  14.82

     (4.25%)       9.90%       11.56%       23.05%         (4.26%)        9.87%        1.70%


  $ 47,591     $ 47,472     $ 28,467     $ 12,129       $  6,308       $ 3,009     $    192


      1.80%        1.80%        1.76%        1.70%          1.80%         1.80%        1.71%

      1.12%        1.02%        1.04%        1.33%          1.15%         0.92%        0.76%

        39%          43%          36%          41%            39%           43%          36%


      1.94%        1.95%        1.84%         N/A           1.96%         3.28%       52.02%

                                                     Outlook Funds Prospectus 29

Outlook Funds
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and each Fund's financial statements, is available upon request in the Fund's annual report. For all periods shown, the Funds were feeder funds in a master/feeder arrangement. The financial performance of each Fund incorporates the financial performance of the master fund.

FOR A SHARE OUTSTANDING
                                                          OUTLOOK 2030 FUND
                                                          CLASS A SHARES--COMMENCED
                                                          ON MARCH 1, 1994
                                                        --------------------------------------------------------------------------
                                                           Feb. 28,       Feb. 29,       Feb. 28,        Feb. 28,        Feb. 28,
 For the period ended:                                      2001           2000           1999            1998            1997

                                                        --------------------------------------------------------------------------
  Net asset value, beginning of period                     $  16.96       $  17.15       $  16.51        $  13.83        $  12.34

  Income from investment operations:
    Net investment income (loss)                               0.17           0.17           0.18            0.23            0.22
    Net realized and unrealized gain (loss)
     on investments                                           (1.17)          2.03           1.93            3.54            1.83

  Total from investment operations                            (1.34)          2.20           2.11            3.77            2.05

  Less distributions:
    Dividends from net investment income                      (0.16)         (0.17)         (0.19)          (0.23)          (0.23)
    Distributions from net realized capital gain              (0.67)         (2.22)         (1.28)          (0.86)          (0.33)

  Total from distributions                                    (0.83)         (2.39)         (1.47)          (1.09)          (0.56)

  Net asset value, end of period                           $  15.13       $  16.96       $  17.15        $  16.51        $  13.83

  Total return/1/                                             (6.29)%        12.63%         13.25%          28.01%          17.01%

  Ratios/supplemental data:
    Net assets, end of period (000s)                       $133,569       $140,867       $134,008        $126,131        $101,078

  Ratios to average net assets/2/
  Ratio of expenses to average net assets                      1.30%          1.30%          1.23%           1.20%           1.20%
  Ratio of net investment income (loss) to
    average net assets                                         0.97%          0.96%          1.07%           1.50%           1.81%

  Portfolio turnover/4/                                          27%            26%            19%             27%             42%

  Ratio of expenses to average net assets prior
    to waived fees and reimbursed expenses/2,5/                1.41%          1.37%          1.26%            N/A             N/A

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
/2/ Ratios include income earned and expenses charged to the Master Portfolio. Ratios shown for periods of less than one year are annualized.
/3/  Distribution was less than $.01 per share.
/4/  The Portfolio Turnover Rate reflects activity by the Master Portfolio.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

30   Outlook Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

CLASS B SHARES--COMMENCED                                                               CLASS C SHARES--COMMENCED
ON MARCH 1, 1997                                                                        ON DECEMBER 1, 1998
------------------------------------------------------------------------------------------------------------------------------------

             Feb. 28,         Feb. 29,        Feb. 28,         Feb. 28,         Feb. 28,         Feb. 29,        Feb.28,
               2001            2000            1999             1998              2001             2000           1999
------------------------------------------------------------------------------------------------------------------------------------
            $ 16.72         $ 16.93         $ 16.28          $  13.63         $  16.74          $  16.94        $  17.89


               0.07            0.08            0.09              0.10             0.08              0.06            0.00

              (1.16)           2.01            1.92              3.50            (1.17)             2.01            0.31

              (1.09)           2.09            2.01              3.60            (1.09)             2.07            0.31


              (0.08)          (0.08)          (0.10)            (0.09)           (0.08)            (0.05)           0.00/3/
              (0.67)          (2.22)          (1.26)            (0.86)           (0.67)            (2.22)          (1.26)

              (0.75)          (2.30)          (1.36)            (0.95)           (0.75)            (2.27)          (1.26)

            $ 14.88         $ 16.72         $ 16.93          $  16.28         $  14.90          $  16.74        $  16.94

              (6.79%)         12.13%          12.64%            26.93%           (6.79%)           12.05%           1.98%


            $34,570         $36,406         $25,206          $ 12,469         $  3,467          $  1,293        $     92


               1.80%           1.80%           1.75%             1.70%            1.80%             1.80%           1.73%

               0.47%           0.44%           0.52%             0.76%            0.49%             0.36%           0.16%

                 27%             26%             19%               27%              27%               26%             19%


               2.00%           1.98%           1.84%              N/A             2.16%             5.37%          72.87%

                                                    Outlook Funds Prospectus  31

Outlook Funds
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and each Fund's financial statements, is available upon request in the Fund's annual report. For all periods shown, the Funds were feeder funds in a master/feeder arrangement. The financial performance of each Fund incorporates the financial performance of the master fund.

FOR A SHARE OUTSTANDING

                                                                OUTLOOK 2040 FUND
                                                                CLASS A SHARES--COMMENCED
                                                                ON MARCH 1, 1994
                                                                --------------------------------------------------------------------
                                                                Feb. 28,       Feb. 29,       Feb. 28,      Feb. 28,       Feb. 28,
 For the period ended:                                            2001           2000           1999          1998           1997
                                                                --------------------------------------------------------------------
  Net asset value, beginning of period                           $  18.78      $  17.87       $  17.07      $  14.50        12.84

  Income from investment operations:
    Net investment income (loss)                                     0.02          0.05           0.08          0.13         0.16
    Net realized and unrealized gain (loss)
      on investments                                                (1.98)         2.78           2.39          4.17         2.35

  Total from investment operations                                  (1.96)         2.83           2.47          4.30         2.51

  Less distributions:
    Dividends from net investment income                            (0.03)        (0.05)         (0.08)        (0.14)       (0.16)
    Distributions from net realized capital gain                    (1.29)        (1.87)         (1.59)        (1.59)       (0.69)

  Total from distributions                                          (1.32)        (1.92)         (1.67)        (1.73)       (0.85)

  Net asset value, end of period                                 $  15.50      $  18.78       $  17.87      $  17.07     $  14.50

  Total return/1/                                                  (11.09%)       15.65%         14.98%        30.66%       20.17%

  Ratios/supplemental data:
    Net assets, end of period (000s)                             $218,085      $306,002       $261,808      $248,195     $189,560

  Ratios to average net assets/2/
  Ratio of expenses to average net assets                            1.30%         1.30%          1.25%         1.20%        1.20%
  Ratio of net investment income (loss) to
    average net assets                                               0.15%         0.24%          0.42%         0.82%        1.22%

  Portfolio turnover/4/                                                20%           29%            19%           34%          48%

  Ratio of expenses to average net assets prior
    to waived fees and reimbursed expenses/2,5/                      1.51%         1.36%          1.26%          N/A          N/A

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
/2/ Ratios include income earned and expenses charged to the Master Portfolio. /3/ Distribution was less than $.01 per share.
/4/  The Portfolio Turnover Rate reflects activity by the Master Portfolio.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

32  Outlook Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

CLASS B SHARES-- COMMENCED                                  CLASS C SHARES-- COMMENCED
ON MARCH 1, 1997                                            ON JULY 1,  1998
------------------------------------------------------------------------------------------------------------------------------------
             Feb. 28,        Feb. 29,       Feb. 28,           Feb. 28,            Feb. 28,       Feb. 29,         Feb. 28,
               2001            2000           1999               1998                2001           2000             1999
------------------------------------------------------------------------------------------------------------------------------------
          $   18.34         $ 17.52         $  16.76          $ 14.29             $ 18.34         $ 17.53         $ 18.01


              (0.05)          (0.04)           (0.01)            0.03               (0.05)          (0.04)          (0.01)

              (1.95)           2.73             2.33             4.06               (1.94)           2.72            1.08

              (2.00)           2.69             2.32             4.09               (1.99)           2.68            1.07


               0.00/3/         0.00            (0.01)           (0.03)               0.00/3/         0.00            0.00
              (1.29)          (1.87)           (1.55)           (1.59)              (1.29)          (1.87)          (1.55)

              (1.29)          (1.87)           (1.56)           (1.62)              (1.29)          (1.87)          (1.55)

          $   15.05         $ 18.34         $  17.52          $ 16.76             $ 15.06         $ 18.34         $ 17.53

             (11.53%)         15.07%           14.37%           29.47%             (11.52%)         15.07%           6.40%


           $ 84,993         $93,757         $ 63,395          $30,754             $ 6,349         $ 6,095         $ 3,096


               1.80%           1.80%            1.75%            1.70%               1.80%           1.80%           1.71%

              (0.35%)         (0.28%)          (0.12%)           0.08%              (0.35%)         (0.30%)         (0.39%)

                 20%             29%              19%              34%                 20%             29%             19%


               2.05%           1.95%            1.78%             N/A                1.96%           2.55%           4.71%

                                                     Outlook Funds Prospectus 33

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that we will meet our investment objectives.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

     . The Funds may also use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). These are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Funds themselves. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities and are subject to increased interest-rate and credit risk.

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.


34  Outlook Funds Prospectus

--------------------------------------------------------------------------------


     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value of liquidity of investments in either country.

     Emerging Market Risk--Emerging market investing presents special risks, including those arising because emerging markets tend to be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Experience Risk--The risk that insufficient experience exists to forecast how a new or innovative security's value might be affected by various market events or economic conditions.

     Foreign Investment Risk--Foreign investments are subject to various additional risks, including potentially less liquidity and greater price volatility. Additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

                                                     Outlook Funds Prospectus 35

General Investment Risks
--------------------------------------------------------------------------------

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitments or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price. Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

     Prepayment/Extension Risk--The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest-rate risk, and reduce rates of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

36  Outlook Funds Prospectus

________________________________________________________________________________


Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Remember each Fund is designed to meet different investment needs and objectives.

INVESTMENT PRACTICE                                                                           RISK(S)
Borrowing Policies
The ability to borrow money for temporary purposes (e.g. to meet shareholder                  Leverage Risk
redemptions).

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted either on a schedule or                     Interest Rate and
when an index or benchmark changes.                                                           Credit Risk

Foreign Securities
Equity securities issued by a non-U.S. company, which may be in the form                      Information, Political,
of an ADR or similar investment or debt securities of a non-U.S. company                      Regulatory, Diplomatic,
or foreign government.                                                                        Liquidity and Currency Risk

Illiquid Securities
A security which may not be sold or disposed of in the ordinary course of business            Liquidity Risk
within seven days at approximately the value determined for it by the Fund.
Limited to 15% of total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers and financial institutions             Credit, Counter-Party
to increase return on those securities. Loans may be made up to 1940 Act limits               and Leverage Risk
(currently one-third of total assets including the value of collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional interests in pools of consumer                  Interest Rate, Credit
loans, such as mortgage loans, car loans, credit card debt, or receivables                    Prepayment and
held in trust.                                                                                Experience Risk

Options
The right or obligation to receive or deliver a security or cash payment                      Credit, Information
depending on the security's price or the performance of an index or benchmark.                and Liquidity Risk
Types of options may include: options on securities, options on a stock index, stock index futures and options on stock index futures to protect liquidity and portfolio value.

                                                     Outlook Funds Prospectus 37

General Investment Risks
--------------------------------------------------------------------------------


INVESTMENT PRACTICE                                                                                    RISK(S)
Other Mutual Funds
Investments by the Fund in shares of other mutual funds, which will cause Fund                         Market Risk
shareholders to bear a pro rata portion of the other fund's expenses, in addition to the expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which may or may not be resold in                          Liquidity Risk
accordance with Rule 144A of the Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to buy back a security                          Credit and
at an agreed upon time and price, usually with interest.                                               Counter-Party Risk

38    Outlook Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, describes some of the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
The Trust was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., ("NIM"), the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of a corresponding Fund of Stagecoach Trust. The performance and financial statement history of each predecessor Fund has been assumed by the Trust. The succession transactions were approved by the shareholders of the Stagecoach Trust Funds. The Table on page 59 identifies the Stagecoach Trust predecessors to the Funds.

The Board of Trustees of the Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisor, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders it may change service providers.

--------------------------------------------------------------------------------
                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------
                       Supervises the Funds' activities

------------------------------------------------------------------------------------------------------------------------
     INVESTMENT ADVISOR                                                          CUSTODIAN
     Barclays Global Fund Advisors                                   Wells Fargo Bank Minnesota, N.A.
     45 Fremont Street, San Francisco, CA                            6th & Marquette, Minneapolis, MN
     Manages the Funds' investment activities                        Provides safekeeping for the Funds' assets
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                             SHAREHOLDER
                                                   TRANSFER                                   SERVICING
          ADMINISTRATOR                             AGENT                                      AGENTS

          Wells Fargo Funds                    Boston Financial Data                      Various Agents
          Management, LLC                      Services, Inc.
          525 Market St.                       Two Heritage Dr.
          San Francisco, CA                    Quincy, MA

          Manages the                          Maintains records                          Provide
          Funds' business                      of shares and                              services to
          activities                           supervises the payment                     customers
                                               of dividends
---------------------------------------------------------------------------------------------------------------------------
                                          FINANCIAL SERVICES FIRMS AND SELLING AGENTS

                                Advise current and prospective shareholders on Fund investments
---------------------------------------------------------------------------------------------------------------------------

                                 SHAREHOLDERS

40  Outlook Funds Prospectus

--------------------------------------------------------------------------------

     In the following sections, the percentages shown are the percentages of the average annual net assets of each Fund class paid on a monthly basis for the services described.

     The Investment Advisor
     BGFA, a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI"), and an indirect subsidiary of Barclays Bank PLC, is the advisor for each of the Funds. BGFA invests the Funds' assets according to various asset allocation models. No particular individuals are responsible for the day-to-day management of the Funds. BGFA was created from the sale of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank, to BGI. As of March 31, 2001, BGI and its affiliates managed or provided investment advice for assets aggregating in excess of $743 billion.

     At its May 8, 2001 Meeting, the Board of Trustees approved a new advisory and sub-advisory arrangement, which is subject to shareholder approval. The Board approved Wells Fargo Funds Management, LLC ("Funds Management"), which is an indirect wholly owned subsidiary of Wells Fargo & Company, to act as investment advisor to each Fund. The Board also approved BGFA to act as the sub-advisor to each Fund. The new advisory and sub-advisory arrangement contemplates the advisory and sub-advisory fees listed in the chart below:

       Advisor       Advisory Fee      Sub-Advisor       Sub-Advisory Fee
     Funds           0.70%             BGFA              $0-100 million     0.25%
     Management                                          $100-200 million   0.20%
                                                         *$200 million      0.15%

     Funds Management will be solely responsible for paying the sub-advisory fee to BGFA. A special meeting of shareholders of each Fund will be held in October 2001 to seek approval of these arrangements.

     The Administrator
     Funds Management provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Funds Management is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

     Shareholder Servicing Plan
     We have a shareholder servicing plan for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.25% of its average annual net assets.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

     * more than

                                                     Outlook Funds Prospectus 41

A Choice of Share Classes
--------------------------------------------------------------------------------

     After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this
     Prospectus:

     . Class A Shares--with a front-end sales charge,volume reductions and lower on-going expenses than Class B and Class C shares.

     . Class B Shares--with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher on-going expenses than Class A shares.

     . Class C Shares--with a 1.00% CDSC on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

     The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

     You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher on-going expenses assessed against Class B shares.

     Class C shares are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.

     Orders for Class B shares of $250,000 or more are either treated as orders for Class A shares or they will be refused. For Class C shares, orders of $1,000,000 or more, including purchases made which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, are also either treated as orders for Class A shares or they will be refused.

     Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reduced Sales Charges" section of the Prospectus. You may wish to discuss this choice with your financial consultant.

     Class A Share Sales Charge Schedule
     If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the Net Asset Value ("NAV") plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases.

42  Outlook Funds Prospectus

--------------------------------------------------------------------------------

     CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

                                    FRONT-END SALES           FRONT-END SALES
                                      CHARGE AS %               CHARGE AS %
          AMOUNT                       OF PUBLIC                 OF AMOUNT
        OF PURCHASE                  OFFERING PRICE              INVESTED

     Less than $50,000                   5.75%                     6.10%

     $50,000 to $99,999                  4.75%                     4.99%

     $100,000 to $249,999                3.75%                     3.90%

     $250,000 to $499,999                2.75%                     2.83%

     $500,000 to $999,999                2.00%                     2.04%

     $1,000,000 and over/1/              0.00%                     0.00%

  /1/ We will assess a 1.00% CDSC on Class A shares purchases of $1,000,000 or more or if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Funds' approval. CDSCs are based on the lower of the NAV on the date of purchase or the date of redemption.

     Class B Share CDSC Schedule
     If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC schedule is as follows:

     CLASS B SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:


     REDEMPTION WITHIN  1 YEAR   2  YEARS  3 YEARS  4  YEARS  5 YEARS  6  YEARS  7 YEARS  8  YEARS
     CDSC               5.00%    4.00%     3.00%    3.00%     2.00%    1.00%     0.00%    A shares

     The CDSC percentage you pay is based on the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

     We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your CDSC. After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997, are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

     CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

     REDEMPTION WITHIN  1 YEAR 2 YEARS 3 YEARS 4  YEARS 5 YEARS 6 YEARS 7 YEARS

     CDSC               5.00%  4.00%   3.00%   3.00%    2.00%   1.00%   A shares

                                                     Outlook Funds Prospectus 43

A Choice of Share Classes
--------------------------------------------------------------------------------

     If you exchange the Class B shares received in the reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective CDSC schedule first shown above.

     Class C Share CDSC Schedule
     If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%.

     The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale, and up to 1.00% annually thereafter.

     We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your CDSC. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.

44 Outlook Funds Prospectus

Reduced Sales Charges
--------------------------------------------------------------------------------

     Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.

     Class A Share Reductions
     . You pay no sales charges on Fund shares you buy with reinvested distributions.

     . You pay a lower sales charge if you are investing an amount over a breakpoint level.See the "Class A Share Sales Charge Schedule" above.

     . By signing a Letter of Intent ("LOI"),you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

     . Rights of Accumulation ("ROA")allow you to combine the amount you invest with the total NAV of shares you own in other Wells Fargo front-end load Fund classes, in which you have already paid a front-end load, in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

     . You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of the redemption.

     . You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

     If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

     You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

     . a family unit,including children under the age of twenty-one or single trust estate;

     .  a trustee or fiduciary purchasing for a single fiduciary relationship;
        or

     . the members of a "qualified group"which consists of a "company"(as defined in the 1940 Act), and related parties of such a "company," which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

                  How a Letter of Intent Can Save You Money!

        If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!


                                                     Outlook Funds Prospectus 45

Reduced Sales Charges
--------------------------------------------------------------------------------

     Class B and Class C Share CDSC Reductions
     . You pay no CDSC on Funds shares you purchase with reinvested distributions.

     . We waive the CDSC for all redemptions made because of scheduled (Rule 72T withdrawal schedule) or mandatory (withdrawals made after age 701/2 according to IRS guidelines) distributions for certain retirement plans. (See your retirement plan disclosure for details.)

     . We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

     . We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

     . We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Fund shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.) We waive the Class C share CDSC for certain types of accounts.

     For Class B shares purchased after July 17, 1999 for former Stagecoach Funds shareholders, and for all other shareholders, no CDSC is imposed on withdrawals that meet all the following circumstances:

     .  withdrawals are made through the Systematic Withdrawal Plan;

     . withdrawals may not exceed 10% of your fund assets (including "free shares") annually based on your anniversary date in the Systematic Withdrawal Plan; and

     .  you participate in the dividend and capital gain reinvestment program.

     Waivers for Certain Parties
     If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

     .  Current and retired employees,trustees and officers of:

        .  Wells Fargo Funds and its affiliates;

        .  Wells Fargo & Company and its affiliates;and

        .  broker-dealers who act as selling agents

     . and the families of any of the above. Contact your selling agent for further information.

     You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment "wrap accounts" with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

     We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms and conditions discussed here.

46 Outlook Funds Prospectus

--------------------------------------------------------------------------------

     Distribution Plan
     We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class A, Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing Prospectuses and distribution-related services, including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are 0.25% for Class A shares and 0.75% for Class B and Class C shares.

     These fees are paid out of the Funds' assets on an on-going basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                     Outlook Funds Prospectus 47

Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds are two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

     . If you are making an initial investment into a new Fund through an exchange,you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

     . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

     . Exchanges between Class B shares and the Wells Fargo Money Market Fund Class B shares will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. Exchanges with Money Market Fund Class B shares are subject to certain restrictions in addition to those described above.

     . Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

     . You may make exchanges between like share classes.You may also exchange from any Class C shares into the Money Market Fund Class A shares. The aging schedule of the originally purchased shares transfers to the exchanged shares for the purpose of applying any CDSC upon redemption.

     . In order to discourage excessive exchange activity that could result in additional expenses and lower returns for the Fund, the Fund may restrict or refuse exchanges from market timers. You may be considered a market timer if you completed more than one exchange within a 3 month period, or seem to be following a timing pattern.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

     Contact your account representative for further details.

48 Outlook Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments,the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . We determine the NAV of each class of the Funds'shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. We may use fair value pricing methods to determine the value of certain assets under certain circumstances, such as when we believe that closing market prices of securities, including securities that trade primarily on a foreign exchange, do not accurately reflect their current values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the NYSE closes early, the Funds may close early and may value their shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time is processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business.NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     You Can Buy Fund Shares
     .  Through a brokerage account with an approved selling agent;or

     . Through certain retirement,benefit and pension plans,or through certain packaged investment products (please see the providers of the plan for instructions);

     . By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment).

     Minimum Investments
     .  $1,000 per Fund minimum initial investment; or

     .  $100 per Fund if you use the Systematic Purchase Program; and

     .  $100 per Fund for all investments after your initial investment.

     We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and application for the program through which you intend to invest.

50 Outlook Funds Prospectus

--------------------------------------------------------------------------------

     Small Account Redemptions
     We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption, and we will provide you with the opportunity to make additional investments that will bring your account above the minimum investment amount. Account redemptions are net of any applicable CDSC. Please consult your selling agent for further details.

                                                     Outlook Funds Prospectus 51

Your Account
--------------------------------------------------------------------------------

     The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

          ----------------------------------------------------------------------
          BY MAIL
          ----------------------------------------------------------------------
          IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
          ----------------------------------------------------------------------

          . Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (If no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application in proper order. Failure to complete an Application properly may result in a delay in processing your request.

          . Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example,"Wells Fargo Outlook Today Fund, Class B." Please note that checks made payable to any entity other than the full fund name or Wells Fargo Funds will be returned to you.

          . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

          . You may start your account with $100 if you elect the Systematic Purchase Plan option on the Application.

          .   Mail to: Wells Fargo Funds               Overnight Mail Only: Wells Fargo Funds
                       P.O. Box 8266                                        ATTN: CCSU-Boston Financial
                       Boston, MA 02266-8266                                66 Brooks Drive
                                                                            Braintree, MA 02184

          ----------------------------------------------------------------------
          IF YOU ARE BUYING ADDITIONAL SHARES:
          ----------------------------------------------------------------------

          . Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

          .   Enclose the payment stub/card from your statement if available.

          .   Mail to: Wells Fargo Funds
                       P.O. Box 8266
                       Boston, MA 02266-8266

52 Outlook Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     BY WIRE
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     . You must first call Investor Services at 1-800-222-8222, option 0, to notify them of an incoming wire trade.

     . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

     .    All purchases must be made with U.S. dollars.

     . Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application and funding in proper order.

     .    Overnight Application to: Wells Fargo Funds
                                    ATTN: CCSU-Boston Financial
                                    66 Brooks Drive
                                    Braintree, MA 02184

     .    Wire money to:            State Street Bank & Trust                 Attention:
                                    Boston, MA                                Wells Fargo Funds (Name
                                                                              of Fund and Share Class)
                                    Bank Routing Number:
                                    ABA 011 000028                            Account Name:
                                                                              (Registration Name
                                    Wire Purchase Account Number:             Indicated on Application)
                                    9905-437-1

--------------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------

     . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

     .    Wire to:  State Street Bank & Trust          Attention:
                    Boston, MA                         Wells Fargo Funds (Name
                                                       of Fund,Wells Fargo Funds
                    Bank Routing Number:               Account Number and Share
                    ABA 011 000028                     Class)

                    Wire Purchase Account Number:      Account Name:
                    9905-437-1                         (Registration Name
                                                       Indicated on account)

                                                     Outlook Funds Prospectus 53

Your Account                                                   How To Buy Shares
--------------------------------------------------------------------------------


     BY PHONE
     --------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     --------------------------------------------------------------------------
     You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account.

     . Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or use Option 2 to use our Automated Voice Response service to either:

        .   transfer at least $1,000 from a linked settlement account, or

        . exchange at least $1,000 worth of shares from an existing Wells Fargo Fund. Please see the "Exchanges" section for special rules.

     --------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     --------------------------------------------------------------------------
     . Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or use Option 2 to use our Automated Voice Response service to either:

        .   transfer at least $100 from a linked settlement account, or

        . exchange at least $100 worth of shares from another Wells Fargo Fund. Please see the "Exchange" section for special rules.

54  Outlook Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

     The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

--------------------------------------------------------------------------------
       BY MAIL
--------------------------------------------------------------------------------

       . Write a "Letter of Instruction" stating your name, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

       . Make sure all the account owners sign the request exactly as their names appear on the account application.

       . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

       . Signature Guarantees are required for mailed redemption requests over $50,000, or if the address on your account was changed within the last 30 days. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

       .  Mail to: Wells Fargo Funds
                   P.O. Box 8266
                   Boston, MA 02266-8266

--------------------------------------------------------------------------------
       BY PHONE
--------------------------------------------------------------------------------

       . Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or Option 2 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

       . Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

       . You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

       . Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

       . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

       . We will not mail proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

                                                     Outlook Funds Prospectus 55

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------


     GENERAL NOTES FOR SELLING SHARES
--------------------------------------------------------------------------------

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff times are processed on the same business day.

     .  Your redemptions are net of any applicable CDSC.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

56  Outlook Funds Prospectus

Additional Services and Other Information
--------------------------------------------------------------------------------

     Automatic Programs:
     These programs help you conveniently purchase and/or redeem shares each month. Once you select a Program, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Systematic withdrawals may only be processed on or about the 25th day of the month. Call Investor Services at 1-800-222-8222, option 0, for more information.

     . Systematic Purchase Program--With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund you would like to purchase, and specify an amount of at least $100.

     . Systematic Exchange Program--With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

     . Systematic Withdrawal Program--With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

        .  must have a Fund account valued at $10,000 or more;

        .  must have your distributions reinvested; and

        .  may not simultaneously participate in the Systematic Purchase
           Program.

        It generally takes about ten days to establish a Program once we have received your instructions. It generally takes about five days to change or cancel participation in a Program. We automatically cancel your program if the linked bank account you specified is closed.

        Income and Capital Gain Distributions
        The Funds in this Prospectus pay any distributions of net investment income periodically and make capital gains distributions at least annually.

        We offer the following distribution options:

        . Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

        . Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

        . Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically re-invested.

                                                     Outlook Funds Prospectus 57

Additional Services & Other Information
--------------------------------------------------------------------------------

     . Directed Distribution Purchase Option--Lets you buy shares of a different Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior distributions to establishing this option.

     Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

     Taxes
     This discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important federal income tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation, including the federal, state, local and foreign tax consequences to you of an investment in a Fund. Federal income tax considerations are discussed further in the Statement of Additional Information.

     We will pass on to you substantially all of a Fund's income and gains in which you invest. Distributions of a Fund's ordinary income, short-term capital gain and certain other items will be taxable to you as ordinary income. Distributions of a Fund's net long-term capital gain, if any, will be taxable to you as net capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

     Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. However, distributions declared in October, November and December of one year and distributed in January of the following year will be taxable as if they were paid on December 31 of the first year. At the end of each year, you will be notified as to the federal income tax status of your distributions for the year.

     If you buy Fund shares shortly before it makes a distribution, your distribution from the Fund will, in effect, be a taxable return for part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

     In general, your redemptions (including redemptions in-kind) and exchanges of Fund shares will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss will be long-term capital gain or loss if you have held your redeemed Fund shares for more than one year at the time of redemption.

     Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents will be subject to backup withholding at a 31% rate on distributions and redemption proceeds paid by the Funds.

58  Outlook Funds Prospectus

Table of Predecessors
--------------------------------------------------------------------------------

     The Funds in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage Family of Funds, advised by NIM, into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     Each Fund is an accounting survivor of a former Stagecoach Trust fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund are the performance histories and financial highlights of the predecessor fund.

       Wells Fargo Funds Trust              Predecessor Fund

       Outlook Today Fund                   Stagecoach LifePath Opportunity Fund

       Outlook 2010 Fund                    Stagecoach LifePath 2010 Fund

       Outlook 2020 Fund                    Stagecoach LifePath 2020 Fund

       Outlook 2030 Fund                    Stagecoach LifePath 2030 Fund

       Outlook 2040 Fund                    Stagecoach LifePath 2040 Fund

                                                     Outlook Funds Prospectus 59

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.


     ACH
     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

     American Depositary Receipts ("ADRs") Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, Capital Growth
     The increase in the value of a security. See also "total return."

     Debt Securities
     Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately .

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Duration
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

60   Outlook Funds Prospectus

--------------------------------------------------------------------------------

     Illiquid Security

     A security which cannot be readily sold or disposed of in the ordinary course of business within seven days at approximately the value determined for it by the Fund.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

     Public Offering Price ("POP")
     The NAV with the sales load added.

     Quantitatively Measured Risk
     Risk that gauges both the frequency and degree to which an asset class will perform below the long-term expected average.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Selling Agent
     A person who has an agreement with the Funds' distributors that allows him/her to sell a Fund's shares.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     Signature Guarantee
     A guarantee given by a financial institution that has verified the identity of the maker of the signature.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Taxpayer Identification Number
     Usually the social security number for an individual or the Employer Identification Number for a corporation.

                                                   Outlook Funds Prospectus   61

Glossary
--------------------------------------------------------------------------------


     Time Horizon
     An investments time horizon marks the point when investors plan to start making net withdrawals. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with shorter time horizons. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains.

     Total Return
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

     Turnover Ratio
     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

62   Outlook Funds Prospectus

        YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENT:

        STATEMENT OF ADDITIONAL INFORMATION
        supplements of the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

        THIS DOCUMENT IS AVAILABLE FREE OF CHARGE:
        Call: 1-800-222-8222, option 2, option 4

        Write to:
        Wells Fargo Funds PO Box 8266
        Boston, MA 02266-8266; or

        Visit the SEC's website at http://www.sec.gov

        REQUEST COPIES FOR A FEE BY WRITING TO:
        SEC Public Reference Room
        Washington, DC 20549-6009; or
        by electronic request at publicinfo@sec.gov
        Call: 1-800-SEC-0330 for details

        ADDITIONAL SERVICES QUESTIONS CAN BE
        ANSWERED BY CALLING YOUR SPECIFIC PRODUCT
        GROUP AT WELLS FARGO BANK:

        Wells Fargo Checking and Savings - 1-800-869-3557


      P007                                                           [LOGO]
   ICA Reg. No.                                        Printed on Recycled Paper
   811-09253
   (updated 7/01)

             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

                                                              [WELLS FARGO LOGO]

WELLS FARGO OUTLOOK FUNDS
INSTITUTIONAL
                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

                                              Wells Fargo Outlook Today Fund(SM)

                                               Wells Fargo Outlook 2010 Fund(SM)

                                               Wells Fargo Outlook 2020 Fund(SM)

                                               Wells Fargo Outlook 2030 Fund(SM)

                                               Wells Fargo Outlook 2040 Fund(SM)


Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                         July 1,
                                                                            2001

                        [THIS PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                                                  Outlook Funds
--------------------------------------------------------------------------------------------------
Overview                                  Objectives and Principal Strategies                    4

Important summary information             Summary of Important Risks                             6
about the Funds.                          Performance History                                    8
                                          Summary of Expenses                                   14
                                          Key Information                                       16

--------------------------------------------------------------------------------------------------
The Funds                                 Outlook Today Fund                                    17

Important information about               Outlook 2010 Fund                                     17
the individual Funds.                     Outlook 2020 Fund                                     17
                                          Outlook 2030 Fund                                     17
                                          Outlook 2040 Fund                                     17
                                          General Investment Risks                              24
                                          Organization and Management
                                          of the Funds                                          29

--------------------------------------------------------------------------------------------------
Your Investment                           Your Account                                          31

How to open an account and                  How to Buy Shares                                   32
how to buy, sell and exchange               How to Sell Shares                                  33
Fund shares.
                                            How to Exchange Shares                              34

--------------------------------------------------------------------------------------------------
Reference                                 Other Information                                     35

Additional information and term           Table of Predecessors                                 36
definitions.                              Glossary                                              37

Outlook Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details. Words appearing in italicized print and highlighted in color are defined in the glossary. The Outlook Funds all have the same objective. They are designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk investors may be willing to accept given their stated investment time horizons. Each Fund is managed for investors planning to retire or to begin to withdraw substantial portions of their investment in the Fund's target year.

In buying securities for each Fund, Barclays Global Fund Advisors ("BGFA"), the Funds' investment advisor, does not select individual companies. Instead, BGFA focuses on selecting a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria. The Funds then allocate a portion of their assets to the index appropriate for each individual Fund. Where practicable, the Funds buy all the securities that comprise the index; otherwise, the Funds buy a representative sample. The Funds seek to match the index's return as closely as possible with the assets allocated to that index. The Funds focus on the selection of indexes or asset classes and do not try to avoid individual under-performing securities investments; nor do they try to pick individual investments that might outperform the index.


     FUND                         OBJECTIVE
--------------------------------------------------------------------------------

                                  The Fund is managed for investors who have
     Outlook Today Fund           retired, are planning to retire or will begin
                                  to withdraw substantial portions of their investment in the near future.



                                  The Fund is managed for investors planning to
     Outlook 2010 Fund            retire or begin to withdraw substantial
                                  portions of their investment approximately in the year 2010.



                                  The Fund is managed for investors planning to
     Outlook 2020 Fund            retire or begin to withdraw substantial
                                  portions of their investment approximately in the year 2020.



                                  The Fund is managed for investors planning to
     Outlook 2030 Fund            retire or begin to withdraw substantial
                                  portions of their investment approximately in the year 2030.



                                  The Fund is managed for investors planning to
     Outlook 2040 Fund            retire or begin to withdraw substantial
                                  portions of their investment approximately in the year 2040.

4    Outlook Funds Prospectus

This strategy stems from the belief that asset allocation decisions--which index or investment category you choose--matter more to overall investment performance than individual security selection--which stock or bond you choose.
The Outlook Funds pursue a strategy of allocating and reallocating investments among indexes representing stocks and bonds and in money market instruments to capture returns and reduce risk consistent with a stated investment horizon. Funds with longer time horizons invest more of their assets in stocks to provide capital appreciation over the long term. Funds with shorter time horizons replace some of their stock holdings with bonds and money market instruments to reduce risk and price volatility. Funds with shorter time horizons also have lower expected returns than Funds with longer time horizons.




PRINCIPAL STRATEGY

We invest in a combination of fixed-income and equity securities and money market instruments using an asset allocation strategy that is designed to maintain the lowest risk profile of all the Outlook Funds. The Outlook Today Fund continues to allocate a significant portion of its assets to stocks and bonds in addition to money market instruments, because we believe that most investors are still willing to take some risks in pursuing returns even while drawing on their investments. On average, we expect that we will invest about 20% of this Fund's assets in stocks, with the rest in bonds and money market instruments.

We invest in a combination of equity, fixed-income, and money market instruments using an asset allocation strategy designed to produce high total return for investors expecting to retire or to begin to withdraw a substantial portion of their investment around the year 2010. As of the end of the Fund's last fiscal year, the Outlook 2010 Fund held about 39% of its assets in stocks, 46% of its assets in bonds, and the rest of its assets in money market instruments. As the year 2010 approaches, the Fund will increasingly resemble the Outlook Today Fund.

We invest in a combination of equity, fixed-income, and money market instruments using an asset allocation strategy designed to produce high total return for investors expecting to retire or to begin to withdraw a substantial portion of their investment around the year 2020. As of the end of the Fund's last fiscal year, the Outlook 2020 Fund held about 63% of its assets in stocks, 29% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

We invest in a combination of equity, fixed-income, and money market instruments using an asset allocation strategy designed to produce high total return for investors expecting to retire or to begin to withdraw a substantial portion of their investment around the year 2030. As of the end of the Fund's last fiscal year, the Outlook 2030 Fund held about 77% of its assets in stocks, 17% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

We invest in a combination of equity, fixed-income, and money market instruments using an asset allocation strategy designed to produce high total return for investors expecting to retire or to begin to withdraw a substantial portion of their investment around the year 2040. As of the end of the Fund's last fiscal year, the Outlook 2040 Fund held about 94% of its assets in stocks, 5% of its assets in bonds, and a small portion of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

                                                   Outlook Funds Prospectus    5

Summary of Important Risks
--------------------------------------------------------------------------------


This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. All are important to your investment choice. Additional information about these and other risks is included in:

 .    the individual Fund descriptions later in this Prospectus;

 .    under the "General Investment Risks"section beginning on page 24;and

 .    in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.


   COMMON RISKS FOR THE FUNDS

   Equity Securities
   The Funds invest in equity securities; and the longer time horizon Funds, such as the Outlook 2030 and Outlook 2040 Funds, typically invest a majority of their assets in equity securities. This type of investment is subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline more than the overall market. Stocks of smaller or medium-sized companies tend to be more volatile and less liquid than those of larger companies.

   Debt Securities
   The Funds invest in debt securities, such as notes and bonds; and the shorter time horizon funds, such as the Outlook Today and Outlook 2010 Funds, typically invest a majority of their assets in debt securities, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rates changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

   Foreign Investments
   The Funds make foreign investments which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (ADRs) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts

6    Outlook Funds Prospectus
   evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

   Asset Allocation Models
   We use investment models that seek undervalued asset classes. There is no guarantee that the model will make accurate determinations or that an asset class will perform as expected.













                                                   Outlook Funds Prospectus    7

Performance History
--------------------------------------------------------------------------------


       The Funds in this prospectus were formerly "feeder" funds in a master/feeder arrangement, whereby each Fund invested all of its assets in a corresponding "master" fund with a substantially identical investment objective and investment strategies. As of June 23, 2001, the Funds became stand-alone funds that invest directly in a portfolio of securities. The information shown below and in the financial highlights for each of the Funds reflects the activity of the Fund when it was a feeder in a master/feeder arrangement.

       The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund`s returns over time. Each Fund`s average annual returns for since inception and for one- and five-year periods are compared to the performance of several appropriate broad-based indexes.

       Please remember that past performance is no guarantee of future results.


       Outlook Today Fund Class I Calendar Year Returns (%)*


               '95             17.16
               '96              6.04
               '97             10.43
               '98             10.14
               '99              4.50
               '00              4.62

         Best Qtr.: Q2 '97 . 5.62%    Worst Qtr.: Q2  '99  . -0.49%


       * Performance shown for periods prior to 2000 reflects the performance of the A shares and does not reflect sales charges. If they did, returns would be lower. The Class I shares' year-to-date performance through March 31, 2001 was -0.32%.

         Average annual total returns (%)
                                                                                                               Since
         for the period ended 12/31/00                                        1 year        5 year          Inception/1/
         Class I (Incept. 11/8/99)/1/                                           4.62         7.08              7.29
         S&P 500 Index/2/                                                      -9.11        18.33             18.64
         LB Aggregate Bond Index/3/                                            11.63         6.46              6.91
         MFR Taxable Institutional Money Market Fund Average/4/                 6.02         5.29              5.22

     /1/ Returns shown for periods prior to inception reflect the performance of the Class A shares adjusted to reflect the fees and expenses of the Institutional Class shares and do not reflect sales charges, which are not applicable to the Institutional Class shares. Class A shares incepted March 1, 1994.
     /2/ S&P 500 is a registered trademark of Standard & Poor's.
     /3/ Lehman Brothers Aggregate Bond Index.
     /4/ Money Fund Report Taxable Institutional Money Market Fund Average.

8    Outlook Funds Prospectus

--------------------------------------------------------------------------------
       Outlook 2010 Fund Class I Calendar Year Returns (%)*


               '95             23.56
               '96             10.50
               '97             16.27
               '98             15.67
               '99              9.10
               '00              0.42

         Best Qtr.: Q4 '98 . 9.99%    Worst Qtr.: Q3  '98  . -3.57%


       * Performance shown for periods prior to 2000 reflects the performance of the A shares and does not reflect sales charges. If they did, returns would be lower. The Class I shares' year-to-date performance through March 31, 2001 was -3.22%.

         Average annual total returns (%)
                                                                                                        Since
         for the period ended 12/31/00                                  1 year        5 year         Inception/1/
         Class I (Incept. 11/8/99)/1/                                     0.42         10.20             10.47
         S&P 500 Index/2/                                                -9.11         18.33             18.64
         MSCI/EAFE Index/3/                                             -14.17          7.13              6.77
         LB Aggregate Bond Index/4/                                      11.63          6.46              6.91
         MFR Taxable Institutional Money Market Fund Average/5/           6.02          5.29              5.22

     /1/ Returns shown for periods prior to inception reflect the performance of the Class A shares adjusted to reflect the fees and expenses of the Institutional Class shares and do not reflect sales charges, which are not applicable to the Institutional Class shares. Class A shares incepted March 1, 1994.
     /2/ S&P 500 is a registered trademark of Standard & Poor's.
     /3/ Morgan Stanley Capital International/Europe, Australasia and Far East
         Index.
     /4/ Lehman Brothers Aggregate Bond Index.
     /5/ Money Fund Report Taxable Institutional Money Market Fund Average.


                                                   Outlook Funds Prospectus    9

Performance History
--------------------------------------------------------------------------------

     Outlook 2020 Fund Class I Calendar Year Returns (%)*

               '95   27.13
               '96   13.21
               '97   20.90
               '98   19.59
               '99   13.72
               '00   -3.83

     Best Qtr.: Q4 '98 . 14.48%      Worst Qtr.:   Q3   '98 . -6.81%

     * Performance shown for periods prior to 2000 reflects the performance of the A shares and does not reflect sales charges. If they did, returns would be lower. The Class I shares' year-to-date performance through March 31, 2001 was -7.02%.

     Average annual total returns (%)
                                                                                                   Since
     for the period ended 12/31/00                                  1 year       5 year          Inception/1/
     Class I (Incept. 11/8/99)/1/                                   -3.83        12.37              12.56
     S&P 500 Index/2/                                               -9.11        18.33              18.64
     MSCI/EAFE Index/3/                                            -14.17         7.13               6.77
     LB Aggregate Bond Index/4/                                     11.63         6.46               6.91
     MFR Taxable Institutional Money Market Fund Average/5/          6.02         5.29               5.22

     /1/ Returns shown for periods prior to inception reflect the performance of the Class A shares adjusted to reflect the fees and expenses of the Institutional Class shares and do not reflect sales charges, which are not applicable to the Institutional Class shares. Class A shares incepted March 1, 1994.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.
     /3/ Morgan Stanley Capital International/Europe, Australasia and Far East Index.
     /4/  Lehman Brothers Aggregate Bond Index.
     /5/  Money Fund Report Taxable Institutional Money Market Fund Average.

10    Outlook Funds Prospectus

--------------------------------------------------------------------------------

     Outlook 2030 Fund Class I Calendar Year Returns (%)*


               '95   30.76
               '96   15.32
               '97   24.14
               '98   22.40
               '99   16.46
               '00   -5.74

     Best Qtr.:  Q4 '98 . 17.93%         Worst Q3  '98 . -9.23%

     * Performance shown for periods prior to 2000 reflects the performance of the A shares and does not reflect sales charges. If they did, returns would be lower. The Class I shares' year-to-date performance through March 31, 2001 was -9.24%.

     Average annual total returns (%)
                                                                                        Since
     for the period ended 12/31/00                     1 year        5 year           Inception/1/
     Class I (Incept. 11/8/99)/1/                       -5.74         13.95             14.14
     S&P 500 Index/2/                                   -9.11         18.33             18.64
     MSCI/EAFE Index/3/                                -14.17          7.13              6.77
     LB Aggregate Bond Index/4/                         11.63          6.46              6.91

     /1/ Returns shown for periods prior to inception reflect the performance of the Class A shares adjusted to reflect the fees and expenses of the Institutional Class shares and do not reflect sales charges, which are not applicable to the Institutional Class shares. Class A shares incepted March 1, 1994.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.
     /3/ Morgan Stanley Capital International/Europe, Australasia and Far East Index.
     /4/  Lehman Brothers Aggregate Bond Index.

                                                     Outlook Funds Prospectus 11

Performance History
--------------------------------------------------------------------------------


     Outlook 2040 Fund Class I Calendar Year Returns (%)*


          '95   32.21
          '96   18.41
          '97   26.49
          '98   25.17
          '99   21.02
          '00   -9.69

     Best Qtr.:  Q4  '98 . 21.54%              Worst  Q3  '98 . -11.63%

     * Performance shown for periods prior to 2000 reflects the performance of the A shares and does not reflect sales charges. If they did, returns would be lower. The Class I shares' year-to-date performance through March 31, 2001 was -11.91%.

     Average annual total returns (%)
                                                                                       Since
     for the period ended 12/31/00                       1 year       5 year         Inception/1/
     Class I (Incept. 11/8/99)/1/                        -9.69         15.42           15.56
     S&P 500 Index/2/                                    -9.11         18.33           18.64
     MSCI/EAFE Index/3/                                 -14.17          7.13            6.77
     LB Aggregate Bond Index/4/                          11.63          6.46            6.91

     /1/ Returns shown for periods prior to inception reflect the performance of the Class A shares adjusted to reflect the fees and expenses of the Institutional Class shares and do not reflect sales charges, which are not applicable to the Institutional Class shares. Class A shares incepted March 1, 1994.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.
     /3/ Morgan Stanley Capital International/Europe, Australasia and Far East Index.
     /4/  Lehman Brothers Aggregate Bond Index.

12    Outlook Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Outlook Funds
--------------------------------------------------------------------------------

 These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
--------------------------------------------------------------------------------

                                                                                                    All Funds
----------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage of
offering price)                                                                                       None

Maximum deferred sales charge (load) (as a percentage of the lower of the Net
Asset Value ("NAV") at purchase or the NAV at redemption)                                             None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------------------------------------------------------------------
                                                             Outlook
                                                            Today Fund                 Outlook 2010 Fund
----------------------------------------------------------------------------------------------------------------
Management Fees                                               0.55%                          0.55%
Distribution (12b-1) Fees                                     0.00%                          0.00%
Other Expenses/1/                                             0.70%                          0.56%
----------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                          1.25%                          1.11%
----------------------------------------------------------------------------------------------------------------
Fee Waivers                                                   0.20%                          0.06%
----------------------------------------------------------------------------------------------------------------
NET EXPENSES/2/                                               1.05%                          1.05%
----------------------------------------------------------------------------------------------------------------

/1/  Other expenses are based on estimated amounts for the current fiscal year.

/2/ The Administrator has committed through June 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

 These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

 You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

----------------------------------------------------------------------------------------------------------------
                                                             Outlook
                                                            Today Fund                 Outlook 2010 Fund
----------------------------------------------------------------------------------------------------------------
 1 YEAR                                                      $  107                        $  107
 3 YEARS                                                     $  377                        $  347
 5 YEARS                                                     $  667                        $  606
10 YEARS                                                     $1,494                        $1,346
----------------------------------------------------------------------------------------------------------------

14  Outlook Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

        Outlook 2020 Fund                 Outlook 2030 Fund                   Outlook 2040 Fund
--------------------------------------------------------------------------------------------------------
              0.55%                              0.55%                              0.55%
              0.00%                              0.00%                              0.00%
              0.52%                              0.56%                              0.53%
--------------------------------------------------------------------------------------------------------
              1.07%                              1.11%                              1.08%
--------------------------------------------------------------------------------------------------------
              0.02%                              0.06%                              0.03%
--------------------------------------------------------------------------------------------------------
              1.05%                              1.05%                              1.05%
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

        Outlook 2020 Fund                 Outlook 2030 Fund                   Outlook 2040 Fund
--------------------------------------------------------------------------------------------------------
           $  107                            $  107                               $  107
           $  338                            $  347                               $  340
           $  588                            $  606                               $  593
           $1,304                            $1,346                               $1,314
--------------------------------------------------------------------------------------------------------

                                                     Outlook Funds Prospectus 15

Key Information
--------------------------------------------------------------------------------

     Key Terms
     An "asset class" is a broad category of investments such as "bonds" or "equities. " "Allocation" refers to the distribution of portfolio assets among two or more asset classes and among indexes within each asset class. The Outlook Funds offered in this Prospectus are managed using a computer model that recommends the allocation of assets according to a Fund's investment objective and risk tolerance.

     In this Prospectus,"we" generally means Wells Fargo Funds Trust (the Trust), or BGFA, the Funds' investment advisor. "We" may also refer to the Funds' other service providers. "You" means the shareholder or potential investor.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

     .   what the Fund is trying to achieve;

     .   how we intend to invest your money;and

     . what makes a Fund different from the other Funds offered in this Prospectus.
     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an on-going basis.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

 16    Outlook Funds Prospectus

Outlook Funds
--------------------------------------------------------------------------------

     Investment Objectives
     Each Fund seeks to provide investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. Investors are encouraged to select a particular Outlook Fund based on their investment time horizon. Specifically:

     . Outlook Today Fund is managed for investors who have retired, are planning to retire or will begin to withdraw substantial portions of their investment in the near future.

     . Outlook 2010 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2010.

     . Outlook 2020 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2020.

     . Outlook 2030 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2030.

     . Outlook 2040 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2040.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Funds were the first Funds of their kind to offer a flexible investment strategy designed to change over specific time horizons. Typically, long-term investment goals are pursued with a more aggressive mix of equities and fixed-income securities than short-term goals. The allocation of each Fund gradually grows more conservative as the year in the Fund's title approaches. You are encouraged to choose the Fund whose title year most closely matches the year during which you expect to begin regularly redeeming shares.

     Keep in mind, however, that the year in each Fund's title also serves as a guide to the relative risk exposure of each Fund, where the Outlook 2040 Fund has the most aggressive asset allocation and the Outlook Today Fund has the least aggressive asset allocation. If you have a low risk tolerance, you may not wish to invest in the Outlook 2040 Fund, for example, even if you do not expect to retire for another forty years. Conversely, you may feel comfortable choosing a more aggressive Outlook Fund for a near-term investment goal.

     We allocate and reallocate assets among a wide range of indexes representing U. S. and international common stocks, fixed-income securities and money market instruments according to the recommended mix suitable for each Fund's risk level. Under normal conditions, the Outlook Today Fund will typically invest 80% of its assets in fixed-income securities and 20% in equities as it seeks stable income production and reduced volatility.1 The more aggressive Funds may invest in up to 100% stocks, but as their title year approaches, their allocation will increasingly resemble the current allocation of the Outlook Today Fund.

     /1/ Subject to obtaining various shareholder approvals, these percentages would become approximately 65% of Fund assets in fixed-income securities and approximately 35% in equities.

                                                    Outlook Funds Prospectus  17

Outlook Funds
--------------------------------------------------------------------------------

     The Outlook Today Fund seeks to maximize total return consistent with assuming the lowest risk of any Outlook series. The Fund also follows an asset allocation strategy among three broad investment classes: equity and debt securities of domestic and foreign issuers and cash in the form of money market instruments. However, unlike the remaining Outlook Funds with target dates, the Outlook Today Fund does not reduce its investment risk through time. Instead, the Fund is expected to have a long-term average mix of approximately 20% equity securities, with the remainder in AAA-rated debt securities and money market instruments (See note 1 on page 17). In the same manner as all Outlook Funds, the Outlook Today Fund employs a tactical asset allocation component, which may alter the investment mix to account for changing expected risks and opportunities. When other Outlook Funds reach their target date, it is expected that shareholders will be asked to approve combining such Funds with the Outlook Today Fund.

     ---------------------------------------------------------------------------

     Model-Driven Decisions
     The Fund's assets are allocated across investment groups according to a sophisticated mathematical model that was developed in 1993 and is continually refined. BGFA's investment professionals conduct on-going research to enhance the model and to ensure that it is keeping pace with the world's constantly changing financial markets. Using this model, BGFA gains a consistent and objective structure for making investment decisions. Unlike traditional investment funds that employ individual portfolio managers who make decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of such models.

     ---------------------------------------------------------------------------

     Asset Allocation Decisions
     In buying securities for each Fund, the investment model does not select individual companies. Instead, the model selects a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria that analyzes extensive financial and economic data (such as market interest rates and inflation data), as well as risk correlation and expected return statistics. The model then allocates a portion of each Fund's assets to each index appropriate for each individual Fund. Where practicable, each Fund buys all the securities that comprise the recommended index; otherwise, the Fund buys a representative sample. Some of the indexes are well known broad-based indexes; others were specifically created by an affiliate of BGFA to reflect a particular market segment. Each Fund seeks to match the index's return as closely as possible with the assets allocated to that index. The model focuses on the selection of indexes or asset classes and does not try to avoid individual under-performing securities investments nor does it try to pick individual investments that might outperform the index.

     This strategy stems from the belief that asset allocation decisions--which index or investment category you choose--matter more to overall investment performance than individual security selection--which stock or bond you choose.

     ---------------------------------------------------------------------------

     Risk Tolerance
     Two general rules of investing have shaped the Funds' strategies:

     . Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment's potential return, the greater its potential for loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

     . The longer an investor's time horizon,the greater their risk tolerance.Their investments have more time to recoup their losses.


 18    Outlook Funds Prospectus

________________________________________________________________________________

     The Funds with longer time horizons are subject to more risk. This normally gives investors the potential for greater returns than the Funds with shorter time horizons. As a Fund approaches its time horizon, and its investors have less time to recover from market declines, the Funds systematically reduce the level of risk. This systematic shift toward more stable investments should help secure the value of your Outlook investment as the time nears for you to begin drawing on it.

     BGFA does not limit its analysis to long-term expectations. The investment models also take into account short-term market conditions. If conditions in a market have increased risk levels of an investment type or index to a point that its risk outweighs its expected returns, the model will not allocate as much of a Fund's assets to it as it otherwise might. Conversely, the model may reduce a Fund's allocation, even when risks have not increased, because an investment type's or index's expected return has fallen. This usually happens because prices in a market have risen so high that the potential for further gain appears limited.

     ---------------------------------------------------------------------------

     After a Fund Reaches its Time Horizon
     By the time a Fund reaches the decade identified by its name, it has reached its least aggressive state in terms of building capital. This does not mean that it invests exclusively in money market instruments. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, the Fund continues to allocate a significant portion of its assets to stocks and bonds, in addition to money market instruments. On average, BGFA expects that about 20% of the Fund's assets will be invested in stocks, with the remainder in AAA-rated debt securities and money market instruments. (As mentioned above, subject to obtaining various shareholder approvals, these percentages would become approximately 65% of Fund assets in fixed-income classes and approximately 35% in equities.)

     ---------------------------------------------------------------------------

     Permitted Investments
     We seek exposure to U.S. and foreign equity markets by investing in securities of the following stock indexes:

     . The S&P/BARRA Value Stock Index, which consists primarily of large-capitalization of U.S. stocks with lower than average price-to-book ratios;

     . The S&P/BARRA Growth Stock Index,which consists primarily of large-capitalization U.S.stocks with higher than average price-to-book ratios;

     . The Intermediate Capitalization Value Index,which consists primarily of medium-capitalization U.S. stocks with lower than average price-to-book ratios;

     . The Intermediate Capitalization Growth Index,which consists primarily of medium-capitalization U.S. stocks with higher than average price-to-book ratios;

     . The Intermediate Capitalization Utility Stock Index,which consists primarily of medium-capitalization U.S. utility stocks;

     . The Micro Capitalization Market Index,which consists primarily of small-capitalization U.S.stocks;

     . The Small Capitalization Value Stock Index,which consists primarily of small-capitalization U.S. stocks with lower than average price-to-book ratios;

     . The Small Capitalization Growth Stock Index,which consists primarily of small-capitalization U.S. stocks with higher than average price-to-book ratios;

     . The Morgan Stanley Capital International Japan Index,consisting primarily of large-capitalization Japanese stocks; and


                                                    Outlook Funds Prospectus  19

Outlook Funds
--------------------------------------------------------------------------------

     . The Morgan Stanley Capital International/Europe, Australasia, Far East ex-Japan Index, consisting primarily of non-Japanese foreign stocks.

     We seek exposure to the U.S. fixed-income markets by investing in securities representative of the following indexes:

     . The Lehman Brothers Long-Term Government Bond Index, which consists of all U.S. Government bonds with maturities of at least ten years;

     . The Lehman Brothers Intermediate-Government Bond Index,which consists of all U.S. Government bonds with maturities of less than ten years but more than one year;

     . The Lehman Brothers Long-Term Corporate Bond Index,which consists of all investment-grade U.S. corporate bonds with maturities of at least ten years;

     . The Lehman Brothers Intermediate-Term Corporate Bond Index,which consists of all investment-grade U.S. corporate bonds with maturities of less than ten years but more than one year;

     . The Lehman Brothers Mortgage-Backed Securities Index,which consists of all fixed-coupon mortgage pass-throughs issued by or backed by the U.S. Government or its agencies.

     We seek foreign debt market exposure through investment in securities representative of the Salomon Brothers Non-U.S. World Government Bond Index, which consists of a range of foreign government bonds with maturities of greater than one year.

     We also invest in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements. In addition, under normal market conditions, we may invest in call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and interest rate futures contracts as a substitute for a comparable market position in stocks.

     We are not required to keep a minimum investment in any of the indexes, nor are we prohibited from investing substantially all of our assets in a single asset class.The allocation may shift at any time.


 20  Outlook Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocations

     As of February 28, 2001, each Fund asset weighting was as follows:

                                             OUTLOOK
                                              TODAY      OUTLOOK        OUTLOOK         OUTLOOK          OUTLOOK
            ASSET CLASS                       FUND      2010 FUND      2020 FUND       2030 FUND        2040 FUND
       Money Market Instruments                27%         15%             8%               6%               1%

       Bonds                                   54%         46%            29%              17%               5%

       Stocks of Largest U.S. Companies        12%         29%            45%              56%              65%

       Stocks of all other U.S. Companies       3%          2%              5%               5%              8%

       Stocks Trading Outside the U.S.          4%          8%             13%              16%             21%

     Portfolio Management

     The Funds are managed by a team of advisors who, using the allocation models, jointly make investment decisions for the Funds.

     ---------------------------------------------------------------------------

     Important Risk Factors

     Foreign obligations may entail additional risks. The value of investments in options on stock indexes is affected by price level movements for a particular index, rather than price movements for an individual issue.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 24; and the specific risks listed here. They are all important to your investment choice.

                                                    Outlook Funds Prospectus  21

Outlook Funds
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's Institutional class financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of distributions). KPMG LLP audited this information which, along with their report and each Fund's financial statements, is available upon request in the Fund's annual report. For all periods shown, the Funds were feeder funds in a master/feeder arrangement. The financial performance of each Fund incorporates the financial performance of the master fund.

     FOR A SHARE OUTSTANDING

                                                OUTLOOK TODAY FUND--COMMENCED    OUTLOOK 2010 FUND--COMMENCED
                                                ON NOV. 8, 1999                  ON NOV.  8, 1999
                                               ----------------------------------------------------------------
                                                     Feb. 28,       Feb. 29,          Feb. 28,     Feb. 29,
     For the period ended:                             2001           2000              2001         2000
                                               ----------------------------------------------------------------
Net asset value, beginning of period                 $  10.36       $  10.66          $  12.95     $  13.83

Income from investment operations:
   Net investment income (loss)                          0.36           0.08              0.33         0.07
   Net realized and unrealized gain (loss)
     on investments                                      0.25           0.00             (0.12)        0.13

Total from investment operations                         0.61           0.08              0.21         0.20

Less distributions:
   Dividends from net investment income                 (0.33)         (0.05)            (0.33)       (0.03)
   Distributions from net realized capital
   gain                                                 (0.56)         (0.33)            (0.51)       (1.05)
   Return of capital                                     0.00           0.00              0.00         0.00

Total from distributions                                (0.89)         (0.38)            (0.84)       (1.08)

Net asset value, end of period                       $  10.08       $  10.36          $  12.32     $  12.95

Total return (not annualized)/1/                         5.94%          0.53%             1.52%        1.08%

Ratios/supplemental data:
   Net assets, end of period (000s)                  $  3,954       $    134          $ 22,299     $  1,661

Ratios to average net assets (annualized)/2/:
   Ratio of expenses to average net assets               1.04%          1.00%             1.04%        1.00%
   Ratio of net investment income (loss) to
     average net assets                                  3.88%          3.56%             3.03%        2.72%

Portfolio turnover/3/                                      58%            55%               54%          49%

Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses
   (annualized)/2,4/                                     1.16%          1.05%             1.08%        1.01%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. /2/ Ratios include income earned and expenses charged to the Master Portfolio. /3/ The Portfolio turnover rate reflects activity by the Master Portfolio.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net expenses reflects the expense ratio in the absence of any waivers and/or reimbursements.


22   Outlook Funds Prospectus

Summary of Expenses
--------------------------------------------------------------------------------

   OUTLOOK 2020 FUND--COMMENCED            OUTLOOK 2030 FUND--COMMENCED        OUTLOOK 2040 FUND--COMMENCED
   ON NOV. 8, 1999                         ON NOV. 8, 1999                     ON NOV. 8, 1999
---------------------------------------------------------------------------------------------------------------------
        Feb. 28,        Feb. 29,                Feb. 28,        Feb. 29,            Feb. 28,        Feb. 29,
          2001            2000                    2001            2000                2001            2000
---------------------------------------------------------------------------------------------------------------------
        $  14.89        $  16.01                $  17.07        $  18.73            $  18.90        $  19.97


            0.24            0.06                    0.17            0.03                0.07            0.00

           (0.72)           0.30                   (1.16)           0.54               (1.99)           0.80

           (0.48)           0.36                   (0.99)           0.57               (1.92)           0.80


           (0.23)          (0.02)                  (0.17)          (0.01)              (0.05)           0.00
           (0.74)          (1.46)                  (0.67)          (2.22)              (1.29)          (1.87)
           (0.02)           0.00                    0.00            0.00                0.00            0.00

           (0.99)          (1.48)                  (0.84)          (2.23)              (1.34)          (1.87)

        $  13.42        $  14.89                $  15.24        $  17.07            $  15.64        $  18.90

           (3.58%)          1.74%                  (6.08%)          2.39%             (10.80%)          3.27%


        $ 64,541        $  3,879                $ 19,156        $  1,203            $ 31,613        $  1,069


            1.04%           1.00%                   1.05%           1.00%               1.04%           1.00%

            1.93%           1.69%                   1.27%           1.06%               0.46%           0.24%

              39%             43%                     27%             26%                 20%             29%


            1.04%           1.01%                   1.05%           1.02%               1.07%           1.01%

                                                    Outlook Funds Prospectus  23

General Investment Risks
--------------------------------------------------------------------------------

  Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the Summary of Important Risks section on page 6. Other risks of mutual fund investing include the following:

  . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

  .  We cannot guarantee that we will meet our investment objectives.

  . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as investment advisors, offer or promise to make good any such losses.

  . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

  . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

  . An investment in a single Fund, by itself, does not constitute a complete investment plan.

  . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

  . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

  . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). These are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Funds themselves. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities and are subject to increased interest-rate and credit risk.

  Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

24  Outlook Funds Prospectus

--------------------------------------------------------------------------------

  What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

  Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

  Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

  Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

  Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value of liquidity of investments in either country.

  Emerging Market Risk--Emerging market investing presents special risks, including those arising because emerging markets tend to be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

  Experience Risk--The risk that insufficient experience exists to forecast how a new or innovative security's value might be affected by various market events or economic conditions.

  Foreign Investment Risk--Foreign investments are subject to various additional risks, including potentially less liquidity and greater price volatility. Additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

  Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

  Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

                                                     Outlook Funds Prospectus 25

General Investment Risks
--------------------------------------------------------------------------------

  Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitments or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

  Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

  Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

  Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

  Prepayment/Extension Risk--The risk that prepayment rates on mortgage loans or other receivables will be higher or lower or greater than expected, which can alter the duration of a mortgage-backed security, increase interest-rate risk, and reduce rates of return.

  Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

  In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

26  Outlook Funds Prospectus

--------------------------------------------------------------------------------

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Statement of Additional Information for more information on these practices. Remember each Fund is designed to meet different investment needs and objectives.

  INVESTMENT PRACTICE                                                             RISK(S)
  Borrowing Policies
  The ability to borrow money for temporary purposes (e.g. to meet                Leverage Risk
  shareholder redemptions).

  Floating and Variable Rate Debt
  Instruments with interest rates that are adjusted either on a schedule or       Interest Rate and
  when an index or benchmark changes.                                             Credit Risk

  Foreign Securities
  Equity securities issued by a non-U.S. company, which may be in the form        Information, Political,
  of an ADR or similar investment or debt securities of a non-U.S. company        Regulatory, Diplomatic,
  or foreign government.                                                          Liquidity and Currency Risk

  Illiquid Securities
  A security which may not be sold or disposed of in the ordinary course of       Liquidity Risk
  business within seven days at approximately the value determined for it by the Fund. Limited to 15% of total assets.

  Loans of Portfolio Securities
  The practice of loaning securities to brokers, dealers and financial            Credit, Counter-Party
  institutions to increase return on those securities. Loans may be               and Leverage Risk
  made up to 1940 Act limits (currently one-third of total
  assets including the value of collateral received).

  Mortgage- and Asset-Backed Securities
  Securities consisting of undivided fractional interests in pools of             Interest Rate, Credit
  consumerloans, such as mortgage loans, car loans, credit card debt, or          Prepayment and
  receivables held in trust.                                                      Experience Risk

  Options
  The right or obligation to receive or deliver a security or cash payment        Credit, Information
  depending on the security's price or the performance of an index or and         Liquidity Risk
  benchmark. Types of options may include: options on securities, options on a stock index, stock index futures and options on stock index futures to protect liquidity and portfolio value.

                                                     Outlook Funds Prospectus 27

General Investment Risks
--------------------------------------------------------------------------------

INVESTMENT PRACTICE                                                                       RISK(S)
   Other Mutual Funds
   Investments by the Fund in shares of other mutual funds, which will Market
   Risk cause Fund shareholders to bear a pro rata portion of the other fund's expenses, in addition to the expenses paid by the Fund.

   Privately Issued Securities
   Securities that are not publicly traded but which may or may not be                    Liquidity Risk
   resold in accordance with Rule 144A of the Securities Act of 1933.

   Repurchase Agreements
   A transaction in which the seller of a security agrees to buy back a                   Credit and
   security at an agreed upon time and price, usually with interest.                      Counter-Party Risk

28 Outlook Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, describes some of the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
The Trust was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc. ("NIM"), the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of a corresponding Fund of Stagecoach Trust. The performance and financial statement history of each predecessor Fund has been assumed by the Trust. The succession transactions were approved by the shareholders of the Stagecoach Trust Funds. The Table on page 36 identifies the Stagecoach Trust predecessors to the Funds.

The Board of Trustees of the Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisor, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders it may change service providers.

--------------------------------------------------------------------------------
                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------
                       Supervises the Funds' activities
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                 INVESTMENT ADVISOR                                         CUSTODIAN
-----------------------------------------------------------------------------------------------------------------
          Barclays Global Fund Advisors                            Wells Fargo Bank Minnesota, N.A.
          45 Fremont Street, San Francisco, CA                     6th & Marquette, Minneapolis, MN

          Manages the Funds' investment activities                  Provides safekeeping for the Funds' assets
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                        SHAREHOLDER
                                                        TRANSFER                         SERVICING
          ADMINISTRATOR                                  AGENT                             AGENTS
-----------------------------------------------------------------------------------------------------------------
          Wells Fargo Funds                            Boston Financial Data              Various Agents
          Management, LLC                              Services, Inc.
          525 Market St.                               Two Heritage Dr.
          San Francisco, CA                            Quincy, MA

          Manages the Funds'                           Maintains records                  Provide
          business activities                          of shares and                      services
                                                       supervises the payment             to customers
                                                       of dividends
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  FINANCIAL SERVICES FIRMS AND SELLING AGENTS
--------------------------------------------------------------------------------
        Advise current and prospective shareholders on Fund investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 SHAREHOLDERS
--------------------------------------------------------------------------------

                                                     Outlook Funds Prospectus 29

Organization and Management of the Funds
--------------------------------------------------------------------------------

     In the following sections, the percentages shown are the percentages of the average annual net assets of each Outlook Fund paid on a monthly basis for the services described.

     The Investment Advisor
     BGFA, a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI"), and an indirect subsidiary of Barclays Bank PLC, is the advisor for each of the Funds. BGFA invests the Funds' assets according to various asset allocation models. No particular individuals are responsible for the day-to-day management of the Funds. BGFA was created from the sale of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank, to BGI. As of March 31, 2001, BGI and its affiliates managed or provided investment advice for assets aggregating in excess of $743 billion.

     At its May 8, 2001 Meeting, the Board of Trustees approved a new advisory and sub-advisory arrangement, which is subject to shareholder approval. The Board approved Wells Fargo Funds Management, LLC ("Funds Management"), which is an indirect wholly owned subsidiary of Wells Fargo & Company, to act as investment advisor to each Fund. The Board also approved BGFA to act as the sub-advisor to each Fund. The new advisory and sub-advisory arrangement contemplates the advisory and sub-advisory fees listed in the chart below:


         Advisor       Advisory Fee      Sub-Advisor       Sub-Advisory Fee
     Funds             0.70%             BGFA            $0-100 million    0.25%
     Management                                          $100-200 million  0.20%
                                                         *$200 million     0.15%

* Greater than

     Funds Management will be solely responsible for paying the sub-advisory fee to BGFA. A special meeting of shareholders of each Fund will be held in October 2001 to seek approval of these arrangements.

     The Administrator
     Funds Management provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Funds Management is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

     Shareholder Servicing Plan
     We have a shareholder servicing plan for each Fund. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.25% of its average annual net assets.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives and annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

 30    Outlook Funds Prospectus

Your Account
--------------------------------------------------------------------------------


     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares

     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . We determine the NAV of each Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting each Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that Fund. Each Fund's assets are generally valued at current market prices. We may use fair value pricing methods to determine the value of certain assets under certain circumstances, such as when we believe that closing market prices of securities, including securities that trade primarily on a foreign exchange, do not accurately reflect their current values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the NYSE closes early, the Funds may close early and may value their shares at earlier times under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account Agreement for the rules governing your investment.

     Minimum Investments
     Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

     Small Account Redemptions
     We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption, and we will provide you with the opportunity to make additional investments that will bring your account above the minimum investment amount. Account redemptions are net of any applicable CDSC. Please consult your selling agent for further details.

                                                   Outlook Funds Prospectus   31

Your Account                                                   How to Buy Shares
--------------------------------------------------------------------------------


     You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional shares of the Funds should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record of Institutional shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

     . The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved;

     . Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds; and

     . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

 32    Outlook Funds Prospectus

                                                              How To Sell Shares
--------------------------------------------------------------------------------

     Institutional shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

       GENERAL NOTES FOR SELLING SHARES

       . We process requests we receive from an Institution in proper form before the close of the NYSE, usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time), at the NAV determined on the same business day. Requests we receive after this time are processed on the next business day.

       . Redemption proceeds are usually wired to the redeeming Institution the following business day.

       . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

       . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

       . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part on in whole in securities of equal value.

                                                   Outlook Funds Prospectus   33

Your Account                                              How to Exchange Shares
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for tax purposes.

     . You may make exchanges between like shares of non-money market Funds and the Service Class shares of money market Funds. Under certain circumstances, you may exchange Institutional Class shares for Class A shares at NAV of the same or different Funds. See the Statement of Additional Information or contact your Institution for details.

     . In order to discourage excessive exchange activity that could result in additional expenses and lower returns for a Fund, the Fund may restrict or refuse exchanges from market timers. You may be considered a market timer if you completed more than one exchange within a 3 month period, or seem to be following a timing pattern.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representatives for further details.

34  Outlook Funds Prospectus

Other Information
--------------------------------------------------------------------------------

     Income and Capital Gain Distributions
     The Funds in this Prospectus pay any distributions of net investment income, periodically and make capital gains distributions at least annually.

     Contact your Institution for distribution options.

     Taxes
     This discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important federal income tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation, including the federal, state, local and foreign tax consequences to you of an investment in a Fund. Federal income tax considerations are discussed further in the Statement of Additional Information.

     We will pass on to you substantially all of a Fund's income and gains in which you invest. Distributions of a Fund's ordinary income, short-term capital gain and certain other items will be taxable to you as ordinary income. Distributions of a Fund's net long-term capital gain, if any, will be taxable to you as net capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

     Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. However, distributions declared in October, November and December of one year and distributed in January of the following year will be taxable as if they were paid on December 31 of the first year. At the end of each year, you will be notified as to the federal income tax status of your distributions for the year.

     If you buy Fund shares shortly before it makes a distribution, your distribution from the Fund will, in effect, be a taxable return for part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

     In general, your redemptions (including redemptions in-kind) and exchanges of Fund shares will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss will be long-term capital gain or loss if you have held your redeemed Fund shares for more than one year at the time of redemption.

     Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents will be subject to backup withholding at a 31% rate on distributions and redemption proceeds paid by the Funds.

Outlook Funds Prospectus  35

Table of Predecessors
--------------------------------------------------------------------------------

     The Funds in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N. A., and the Norwest Advantage Family of Funds, advised by NIM, into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     Each Fund is an accounting survivor of a former Stagecoach Trust fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund are the performance histories and financial highlights of the predecessor fund.

     Wells Fargo Funds Trust      Predecessor Fund

     Outlook Today Fund           Stagecoach LifePath Opportunity Fund

     Outlook 2010 Fund            Stagecoach LifePath 2010 Fund

     Outlook 2020 Fund            Stagecoach LifePath 2020 Fund

     Outlook 2030 Fund            Stagecoach LifePath 2030 Fund

     Outlook 2040 Fund            Stagecoach LifePath 2040 Fund

 36  Outlook Funds Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     ACH
     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, Capital Growth
     The increase in the value of a security. See also "total return."

     Debt Securities
     Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Duration
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     Illiquid Security
     A security which cannot be readily sold or disposed of in the ordinary course of business within seven days at approximately the value determined for it by the Fund.

                                                   Outlook Funds Prospectus   37

Glossary
--------------------------------------------------------------------------------

         Institution
         Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

         Liquidity
         The ability to readily sell a security at a fair price.

         Money Market Instruments
         High-quality short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

         Net Asset Value ("NAV")
         The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

         Options
         An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

         Quantitatively Measured Risk
         Risk that gauges both the frequency and degree to which an asset class will perform below the long-term expected average.

         Repurchase Agreement
         An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

         Shareholder Servicing Agent
         Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

         Statement of Additional Information
         A document that supplements the disclosure made in the Prospectus.

         Time Horizon
         An investments time horizon marks the point when investors plan to start making net withdrawals. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with shorter time horizons. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains.

         Total Return
         The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

         Turnover Ratio
         The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

         Undervalued
         Describes a stock that is believed to be worth more than its current price.

         U.S. Government Obligations
         Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

 38   Outlook Funds Prospectus

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENT:

     STATEMENT OF ADDITIONAL INFORMATION supplements of the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

     THIS DOCUMENT IS AVAILABLE FREE OF CHARGE:
     Call: 1-800-222-8222, option 2, option 4

     Write to:
     Wells Fargo Funds
     PO Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     REQUEST COPIES FOR A FEE BY WRITING TO:
     SEC Public Refence Room
     Washington, DC 20549-6009; or by
     electronic request at publicinfo@sec.gov
     Call: 1-800-SEC-0330 for details

     ADDITIONAL SERVICES QUESTIONS CAN BE
     ANSWERED BY CALLING YOUR SPECIFIC PRODUCT
     GROUP AT WELLS FARGO BANK:

     Wells Fargo Checking and Savings - 1-800-869-3557

   P008                                                        [LOGO]
ICA Reg. No.                                           Printed on Recycled Paper
811-09253
(updated 7/01)

             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

                            WELLS FARGO FUNDS TRUST
                          Telephone:  1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                              Dated July 1, 2001

                              OUTLOOK TODAY FUND
                               OUTLOOK 2010 FUND
                               OUTLOOK 2020 FUND
                               OUTLOOK 2030 FUND
                               OUTLOOK 2040 FUND


               Class A, Class B, Class C and Institutional Class


     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about five funds in the Wells Fargo Funds Trust family of funds (each, a "Fund" and collectively, the "Funds") -- the Outlook Today, Outlook 2010, Outlook 2020, Outlook 2030 and Outlook 2040 Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund offers Class A, Class B, Class C and Institutional Class shares. This SAI relates to all such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses, dated July 1, 2001. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and independent auditors' report for the year ended February 28, 2001, are hereby incorporated by reference to the Annual Report. The Prospectuses and Annual Report may be obtained without charge by calling 1-800-222-8222 or by writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                               TABLE OF CONTENTS


                                                                     Page
                                                                     ----

Historical Fund Information........................................     1

Investment Policies................................................     3

Additional Permitted Investment Activities and Associated Risks....     5

Management.........................................................    20

Performance Calculations...........................................    28

Determination of Net Asset Value...................................    31

Additional Purchase and Redemption Information.....................    31

Portfolio Transactions.............................................    33

Fund Expenses......................................................    34

Federal Income Taxes...............................................    35

Capital Stock......................................................    41

Other..............................................................    46

Counsel............................................................    46

Independent Auditors...............................................    47

Financial Information..............................................    47

Appendix...........................................................   A-1

                          HISTORICAL FUND INFORMATION

     The Funds described in this SAI were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank") and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex following the merger of the advisors' parent companies. On March 25, 1999, the Board of Trustees of Stagecoach Trust and the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Stagecoach Trust portfolios to the Funds (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

     Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management" or "Administrator") assumed administration responsibilities for each of the Funds from Wells Fargo Bank. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the administration agreement with Wells Fargo Bank. Funds Management, an indirect, wholly-owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund administration responsibilities of Wells Fargo Bank in early 2001. Funds Management is an affiliate of Wells Fargo Bank.

     Effective May 1, 2001, the name of each Fund was changed as follows:

     Prior Name                           Name Effective May 1, 2001
    -------------------------------------------------------------------------
     LifePath Opportunity Fund            Wells Fargo Outlook Today Fund
    -------------------------------------------------------------------------
     LifePath 2010 Fund                   Wells Fargo Outlook 2010 Fund
    -------------------------------------------------------------------------
     LifePath 2020 Fund                   Wells Fargo Outlook 2020 Fund
    -------------------------------------------------------------------------
     LifePath 2030 Fund                   Wells Fargo Outlook 2030 Fund
    -------------------------------------------------------------------------
     LifePath 2040 Fund                   Wells Fargo Outlook 2040 Fund
    -------------------------------------------------------------------------

     Effective June 23, 2001, each Fund withdrew its investment from its respective Barclays Global Fund Advisors ("BGFA")-advised master portfolio, and converted into a stand-alone Fund investing directly in a portfolio of securities. At that time, BGFA became the direct investment advisor to each stand-alone Fund pursuant to an interim advisory agreement, and was entitled to receive fees at the same annual rates as were applicable under the advisory contract with each BGFA-advised master portfolio. Shareholders will be asked to approve new investment advisory arrangements at a shareholders meeting to be held in the fourth calendar quarter of 2001.

     The Outlook Today, Outlook 2010, Outlook 2020, Outlook 2030 and Outlook 2040 Funds commenced operations on November 8, 1999, as successors to the LifePath Funds of Stagecoach Trust. The predecessor Stagecoach Trust LifePath Funds offered Class A, Class B, and Class C shares. The Class B shares of the LifePath Opportunity Fund commenced operations on August 1, 1998, and the Class C shares of the LifePath 2040 Fund commenced operations on July 1, 1998. The Class B shares of all other LifePath Funds commenced operations on March 1, 1997. The Class C shares of all other LifePath Funds commenced operations on December 1, 1998. The Institutional Class shares commenced operations on November 8, 1999. Prior to June 24, 1998, the LifePath Opportunity Fund of Stagecoach Trust was named the LifePath 2000 Fund.

     Asset Allocation Strategy -- Investment Models
     ----------------------------------------------

     The Funds seek to provide investors with an asset allocation strategy designed to maximize assets consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons. The Funds invest in a wide range of U.S. and foreign equity and debt securities and money market instruments. Each Fund, except the Outlook Today Fund, is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year stated in the title of the Fund in which they invest (e.g., investors in the Outlook 2010 Fund plan to retire, or begin to withdraw substantial portions of their investment, in the year 2010). The Outlook Today Fund is managed for investors who are retired, or are planning to retire or begin to withdraw substantial portions of their investment in the near future.

     The Outlook Funds contain both ``strategic'' and ``tactical'' components, with the strategic component weighted more heavily than the tactical component. The strategic component of the Funds evaluates the risk that investors, on average, may be willing to accept given their investment time horizons. The strategic component thus determines the changing investment risk level of each Outlook Fund as time passes. The tactical component addresses short-term market conditions. The tactical component thus adjusts the amount of investment risk taken by each Fund without regard to time horizon, but rather in consideration of the relative risk-adjusted short-term attractiveness of various asset classes. The Funds may invest in a wide range of U.S. and foreign investments and market sectors and may shift their allocations among investments and sectors from time to time. To manage the Funds, BGFA employs a proprietary investment model (the ``Model'') that analyzes extensive financial and economic data, including risk correlation and expected return statistics. The Model selects indices representing segments of the global equity and debt markets and the Funds invest to create market exposure by purchasing representative samples of the indices in an attempt to replicate their performance.

     The Model has broad latitude to allocate the Funds' investments among a wide range of asset classes, including, among others, equity securities, debt securities and money market instruments. The Funds are not managed as balanced portfolios and are not required to maintain a portion of their investments in each of the permitted investment categories at all times. Until a Fund attains an asset level of approximately $100 to $150 million, the Model will allocate assets across fewer of the target available investment categories than it otherwise would. As a Fund approaches this minimum asset level, the Model will add investment categories, thereby approaching the desired investment mix over time. The portfolio of investments of each Fund is compared from time to time to the Model's recommended allocation. Recommended reallocations are implemented subject to BGFA's assessment of current economic conditions and investment opportunities. BGFA may change from time to time the criteria and methods it uses to implement the recommendations of the Model. Recommended reallocations are implemented in accordance with trading policies designed to take advantage of market opportunities and reduce transaction costs. The asset allocation mix selected by the Model is a primary determinant in the respective Fund's investment performance. BGFA manages other portfolios that also invest in accordance with the Model. The performance of each of those other portfolios is likely to vary from the performance of the Funds. Such variation in performance is primarily due to different equilibrium asset-mix assumptions used for the various portfolios, timing differences in the implementation of the Model's recommendations and differences in expenses and liquidity requirements. The overall management of each Fund is based on the recommendation of the Model, and no person is primarily responsible for recommending the mix of asset classes in each Fund or the mix of securities within the asset classes. Decisions relating to the Model are made by BGFA's investment committee.

                              INVESTMENT POLICIES

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust at any time without approval of such Fund's shareholders.

     (1) A Fund that is purchased by another Fund in the Wells Fargo Fund family in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from Section 12(d)(1)(A) will not purchase shares of any registered investment company in excess of the limitations contained in Section 12(d)(1)(A) in reliance on either section 12(d)(1)(F) or Section 12(d)(1)(G).

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") (i) for bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) Each Fund may lend securities from its portfolio to certain pre-approved brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) the limits established by and under the 1940 Act, including any exemptive relief obtained thereunder, which limits are currently one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

        ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of certain investments and additional investment policies for the Funds. The Funds may or may not engage in some or all of these investment practices, depending on each Fund's investment objective. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

     Asset-Backed Securities
     -----------------------

     The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Funds may also invest in securities backed by pools of mortgages. The investments are described under the heading "Mortgage-Related Securities."

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on interest income payable and gains realized on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Bonds
     -----

     Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Borrowing
     ---------

     The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

     Convertible Securities
     ----------------------

     The Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

     While the Funds use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Funds' financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock, generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

     Derivative Securities
     ---------------------

     The Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the advisor will, consistent with the Funds' investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Dollar Roll Transactions
     ------------------------

     The Funds may enter into "dollar roll" transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

     Fixed-Income Securities
     -----------------------

     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities.
The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"), may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Securities rated "BBB" by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. Securities rated "BBB" by Duff have below average protection factors but nonetheless are considered sufficient for prudent investment. If a security held by a Fund is downgraded to a rating below investment grade, such Fund may continue to hold the security until such time as the Advisor determines it to be advantageous for the Fund to sell the security.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

     Foreign Securities
     ------------------

     The Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. The Funds may also invest in securities of companies located or operating in countries considered developing or to have "emerging" stock markets. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

     The Funds may invest in securities of foreign issuers through American Depositary Receipts (``ADRs''), European Depositary Receipts (``EDRs'') and Global Depositary Receipts ("GDRs") of such issuers. ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of underlying foreign securities. EDRs, which are sometimes referred to as Continental Depositary Receipts (``CDRs''), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Each Fund may invest in ADRs, EDRs, CDRs and GDRs through ``sponsored'' or ``unsponsored'' facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     Each Fund may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governments, their political subdivisions, agencies or instrumentalities that are denominated in and pay interest in U.S. dollars. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Foreign Currency Transactions. The Funds intend to engage in forward currency exchange contracts ("forward contracts") to maintain the same foreign currency exposure as the relevant foreign securities index through which the Funds seek foreign equity market exposure, but not as part of a defensive strategy to protect against fluctuations in exchange rates. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. The advisor considers on an ongoing basis the creditworthiness of the institutions with which a Fund enters into foreign currency transactions. The use of forward contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

     The purchase of options on currency futures allows a Fund, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.

     Forward Commitment, When-Issued and Delayed-Delivery Transactions
     -----------------------------------------------------------------

     The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transaction normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Futures Contracts and Options Transactions
     ------------------------------------------

     In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value of the relevant Fund.

     The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Initially, when purchasing or selling futures contracts a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Funds may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest-rate futures and price movements in the Funds' portfolio securities which are the subject of the transaction.

     The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund would provide appropriate disclosure in its Prospectus or this SAI.

     Interest-Rate and Index Swaps. The Funds may enter into interest-rate and index swaps in pursuit of its investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

     Illiquid Securities
     -------------------

     The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     Loans of Portfolio Securities
     -----------------------------

     Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board of Trustees of the Trust to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Advisor, or the Distributor.

     Money Market Instruments
     ------------------------

     The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by BGFA, as investment advisor; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets;
(iii) have branches or agencies in the United States; and (iv) in the opinion of the Advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     Mortgage-Related Securities
     ---------------------------

     The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non- government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     Prepayment/Extension Risk. The stated durations of mortgage-related securities may be shortened or lengthened by variations in prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the average duration of a particular mortgage-related security. Variations in the duration of mortgage-related securities will affect the yield of the Fund.
Early or delayed repayments of principal on mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     Collateralized Mortgage Obligations ("CMOs") and Adjustable Rate Mortgages ("ARMs"). The Funds may also invest in investment grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     The Funds each may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Funds may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly-recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The net asset value of a Funds' shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of a Fund or if the Funds sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The holder of ARMs and CMOs are also subject to repayment risk.

     The Funds will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities. High-risk mortgage securities are generally those with long durations or those which are likely to be more sensitive to interest-rate fluctuations.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other registered investment companies, generally up to the limits prescribed by Section 12(d) of the 1940 Act. Other investment companies in which the Funds invest that are outside the Wells Fargo Funds family can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Pass-Through Obligations
     ------------------------

     The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the GNMA) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as FNMA or FHLMC) or bonds collateralized by any of the foregoing.

     Privately Issued Securities
     ---------------------------

     The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The Advisor, under guidelines approved by Board of Trustees of the Company, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Repurchase Agreements.  Each Fund may enter into repurchase agreements,
     ---------------------
wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Funds' disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Trustees and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the Advisor.

     Reverse Repurchase Agreements
     -----------------------------

     The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

     Short-Term Corporate Debt Instruments
     -------------------------------------

     The Funds may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

     The Funds also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. The Funds will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P.

     Unrated Investments
     -------------------

     The Funds may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants
     --------

     The Funds each may invest in warrants (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The price of warrants do not necessarily correlate with the prices of the underlying securities.

     Zero Coupon Bonds
     -----------------

     The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value, when interest rates fall, zero coupon securities rise more rapidly in value because the bonds carry fixed interest rates that become more attractive in a falling interest rate environment.

     Nationally Recognized Statistical Ratings Organizations ("NRSROs")
     ------------------------------------------------------------------

     The ratings of Moody's, S&P, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Trustees and principal executive Officers of the Trust are listed below. The address of each, unless otherwise indicated, is 525 Market Street, 12th Floor, San Francisco, CA 94105. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                           Principal Occupations
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            ---------------------
*Robert C. Brown, 69                   Trustee             Director, Federal Farm Credit Banks Funding
5038 Kestral Parkway South                                 Corporation and Farm Credit System
Sarasota, FL 34231                                         Financial Assistance Corporation since
                                                           February 1993.

Thomas S. Goho, 58                     Trustee             Business Associate Professor, Wake Forest
321 Beechcliff Court                                       University, Calloway School of Business and
Winston-Salem, NC  27104                                   Accountancy since 1994.

Peter G. Gordon, 58                    Trustee             Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                                   Water Company and President of Crystal
55 Francisco Street, Suite 410                             Geyser Roxane Water Company since 1977.
San Francisco, CA  94133

                                                           Principal Occupations
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            ---------------------
*W. Rodney Hughes, 74                  Trustee             Private Investor.
31 Dellwood Court
San Rafael, CA  94901

Richard M. Leach, 67                   Trustee             President of Richard M. Leach Associates (a
P.O. Box 1888                                              financial consulting firm) since 1992.
New London, NH 03257

*J. Tucker Morse, 56                   Trustee             Private Investor/Real Estate Developer;
10 Legare Street                                           Chairman of Vault Holdings, LLC.
Charleston, SC  29401


Timothy J. Penny, 49                   Trustee             Senior Counselor to the public relations firm
500 North State Street                                     of Himle-Horner since January 1995 and Senior
Waseca, MN 56093                                           Fellow at the Humphrey Institute, Minneapolis,
                                                           Minnesota (a public policy organization) since
                                                           January 1995.


Donald C. Willeke, 60                  Trustee             Principal of the law firm of Willeke & Daniels.
201 Ridgewood Avenue
Minneapolis, MN 55403


Michael J. Hogan, 42                   President           Director and President of Wells Fargo Funds
                                                           Management, LLC since December 2000, and
                                                           Executive Vice President of Wells Fargo Bank,
                                                           N.A. since July 1999.  Senior Vice President
                                                           of Wells Fargo Bank, N.A. from April 1997 to
                                                           May 1999.  Vice President of American Express
                                                           Financial Advisors from May 1996 to April
                                                           1997, and Director of American Express
                                                           Financial Advisors from March 1993 to May 1996.

Karla M. Rabusch, 42                   Treasurer           Senior Vice President, Chief Administration
                                                           Officer and Chief Financial Officer of Wells
                                                           Fargo Funds Management, LLC since December
                                                           2000, and Senior Vice President of Wells Fargo
                                                           Bank, N.A., since May 2000.  Vice President of
                                                           Wells Fargo Bank, N.A. from December 1997 to
                                                           May 2000.  Prior thereto, Director of Managed
                                                           Assets Investment Accounting of American
                                                           Express Financial Advisors from May 1994 to
                                                           November 1997.


                                                           Principal Occupations
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            ---------------------
C. David Messman, 40                   Secretary           Director, Vice President and Secretary of
                                                           Wells Fargo Funds Management, LLC since
                                                           December 2000, and Vice President and Senior
                                                           Counsel of Wells Fargo Bank, N.A. since
                                                           January 1996.


     Each of the Trustees and Officers listed above act in the identical capacities for Wells Fargo Variable Trust and Wells Fargo Core Trust (including the Trust, collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of the Trust, and also for such Committees of each other trust in the Fund Complex.

     Each Trustee receives an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also receives a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting is held absent a full Board meeting, each attending Trustee will receive a $1,000 combined fee. These fees apply equally for in-person or telephonic meetings, and Trustees are reimbursed for all out-of-pocket expenses related to attending meetings. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or an other member of the Fund Complex. The Trust's officers are not compensated by the Trust for their services. For the year ended February 28, 2001, the Trustees received the following compensation:

                              Compensation Table
                         Year Ended February 28, 2001
                         ----------------------------

     Trustee                                             Compensation
     -------                                             ------------

     Robert C. Brown                                     $45,000
     Donald H. Burkhardt*                                $34,750
     Jack S. Euphrat*                                    $34,750
     Thomas S. Goho                                      $46,000
     Peter G. Gordon                                     $46,000
     W. Rodney Hughes                                    $45,000
     Richard M. Leach                                    $44,250
     J. Tucker Morse                                     $45,000
     Timothy J. Penny                                    $46,000
     Donald C. Willeke                                   $46,000

*Retired as of December 31, 2000.


     As of the date of this SAI, Trustees and Officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.

     Investment Advisor.  As discussed under the "Historical Information
     ------------------
Section", BGFA became the direct investment advisor pursuant to an interim advisory agreement for each stand-alone Fund on June 23, 2001. BGFA, as advisor, provides investment advisory services to each Fund. As Advisor, BGFA is responsible for developing the investment policies and guidelines for the Funds and for maintaining the investment models that determine the asset allocation unit of each Fund. For providing investment advisory services, BGFA is entitled to receive a monthly fee of 0.55% of each Fund's average daily net assets, the same fee BGFA received under its advisory contract with each BGFA-advised master portfolio in which each respective Fund formerly invested.

     As of the fiscal year-end, the Funds were master-feeder funds that invested substantially all of their assets in a corresponding master portfolio with a substantially similar investment objective and strategies. Accordingly, the information below showing the dollar amounts of advisory fees paid shows the pro rata portion of the advisory fees paid by the previous corresponding master portfolio to BGFA that was borne by each Fund, without waivers:


                                      Year Ended      Year Ended      Year Ended
     Master Portfolio                   2/28/01         2/29/00         2/28/99
     ----------------                   -------         -------         -------

     LifePath 2000 Master Portfolio   $  331,518      $  333,993      $  345,502
     LifePath 2010 Master Portfolio   $  771,687      $  710,560      $  550,460
     LifePath 2020 Master Portfolio   $1,433,624      $1,236,872      $  995,279
     LifePath 2030 Master Portfolio   $1,050,569      $  997,795      $  808,982
     LifePath 2040 Master Portfolio   $2,171,709      $2,115,542      $1,646,712

     Administrator.  As discussed in the "Historical Fund Information" section,
     -------------
Funds Management entered into an Administration Agreement with the Trust and assumed administration responsibilities for each of the Funds from Wells Fargo Bank on March 1, 2001. Under the Administration Agreement between Funds Management and the Trust, Funds Management shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's Officers and Board of Trustees. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Funds Management is entitled to receive a fee of up to 0.15% of each Fund's average daily net assets on an annual basis.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach Trust Funds, therefore, certain information shown below concerning the dollar amounts of administration fees paid shows the dollar amount of fees paid to the administrator(s) by the predecessor portfolios.

     Wells Fargo Bank was the administrator for the Funds from November 8, 1999 through February 28, 2001. The predecessor Stagecoach Trust Funds had retained Wells Fargo Bank as Administrator for the period from April 1, 1999 through the Reorganization on November 5,

1999, under the same terms as are currently in effect. Prior to April 1, 1999, Wells Fargo served as Administrator and Stephens Inc. ("Stephens") served as Co-Administrator on behalf of each Fund. Wells Fargo Bank and Stephens were entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund.

     For the periods indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees, as applicable:


                          Year Ended                 Year Ended                      Year Ended
                            2/28/01                    2/29/00                         2/28/99
                            -------                    -------                         -------

Fund                   Wells Fargo Bank      Wells Fargo      Stephens       Wells Fargo      Stephens
----                   ----------------      -----------      --------       -----------      --------
Outlook Today Fund         $ 21,625            $ 80,141       $  1,931         $ 22,853       $ 30,294
Outlook 2010 Fund          $154,689            $149,355       $  3,276         $ 36,185       $ 47,967
Outlook 2020 Fund          $389,790            $267,609       $  5,799         $ 66,125       $ 87,654
Outlook 2030 Fund          $267,338            $213,679       $  4,800         $ 53,371       $ 70,747
Outlook 2040 Fund          $155,341            $457,652       $  9,899         $107,988       $143,148

     Distributor.  Stephens, located at 111 Center Street, Little Rock, Arkansas
     -----------
72201, serves as Distributor for the Funds' shares. The Funds have adopted a distribution plan ("Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for certain classes of their shares. The Plan was adopted by the Trust's Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class A shares pay Stephens a fee of 0.25% and the Class B and Class C shares pay Stephens a fee of 0.75%, as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fee is based on the average daily net assets on an annual basis attributable to each Class.

     The actual fee payable to the Distributor by these Classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     For the period ended February 28, 2001, the Outlook Funds paid the Distributor the following fees for distribution-related services, as set forth below, under each Fund's Plan:

                                 Printing &
                                   Mailing                      Compensation to    Compensation       Other
    Fund             Total      Prospectuses     Advertising     Underwriters      to  Br/Dlrs.    (B Shr. Fin.)
----------------    --------    ------------     -----------    ---------------    ------------    -------------
Outlook Today
  Class A           $109,615         N/A             N/A                 $     0       $109,615            N/A
  Class B           $ 63,488         N/A             N/A                 $     0       $      0         $ 63,488
  Class C           $ 47,934         N/A             N/A                 $15,552       $ 32,382            N/A
Outlook 2010
  Class A           $230,130         N/A             N/A                 $     0       $230,130            N/A
  Class B           $250,522         N/A             N/A                 $     0       $      0         $250,522
  Class C           $ 44,727         N/A             N/A                 $31,384       $ 13,343            N/A
Outlook 2020
  Class A           $447,178         N/A             N/A                 $     0       $447,178            N/A
  Class B           $378,181         N/A             N/A                 $     0       $      0         $378,181
  Class C           $ 35,489         N/A             N/A                 $26,372       $  9,117            N/A
Outlook 2030
  Class A           $358,825         N/A             N/A                 $     0       $358,825            N/A
  Class B           $294,543         N/A             N/A                 $     0       $      0         $284,543
  Class C           $ 20,289         N/A             N/A                 $16,575       $  3,714            N/A
Outlook 2040
  Class A           $689,673         N/A             N/A                 $     0       $689,573            N/A
  Class B           $724,925         N/A             N/A                 $     0       $      0         $724,925
  Class C           $ 55,220         N/A             N/A                 $28,930       $ 26,290            N/A

     General.  The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Trustees has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling agents may receive significant additional payments directly from the Advisor, Administrator, or Distributor in connection with the sale of Fund shares.

     Shareholder Servicing Agent. The Funds have approved a Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request.

     For providing shareholder services, a Servicing Agent is entitled to a fee from each class of the applicable Fund of 0.25% on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related Shareholder Servicing Agreements were approved by the Trust's Board of Trustees and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD. In addition to payments received from the Funds, servicing agents may receive significant additional payments from the Advisor, Administrator, or Distributor in connection with the sale of Fund shares.

     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Trustees of the Trust and the Non-Interested Trustees. Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Trustees and Non-Interested Trustees. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     Custodian. Wells Fargo Bank Minnesota, N.A. ("Wells Fargo Bank MN" or "Custodian"), formerly known as Norwest Bank Minnesota, N.A., located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as custodian, Wells Fargo Bank MN is entitled to receive 0.02% of the average daily net assets of each Fund.

     Fund Accountant. Forum Accounting Services, LLC ("Forum Accounting"), located at Two Portland Square, Portland, Maine 04101, serves as Fund Accountant for the Funds. For its services as Fund Accountant, Forum Accounting is entitled to receive a monthly base fee per Fund of $4,167 plus $750 for each additional class beyond the first, and an annual fee equal to 0.0025% of the average annual daily net assets of each Fund.

     Transfer and Dividend Disbursing Agent. Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as Transfer and Dividend Disbursing Agent for the Funds. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a fund complex base fee from all the Funds of the Trust and Wells Fargo Variable Trust, and the portfolios of Wells Fargo Core Trust.

     Underwriting Commissions. Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis. Stephens served as principal underwriter of the Stagecoach predecessor portfolios. The information shown below regarding underwriting commissions paid for the last three fiscal years reflects the amounts paid by the Funds and the predecessor Stagecoach funds.

     For the periods indicated below, the aggregate dollar amount of underwriting commissions paid to Stephens and the amounts retained by Stephens are as follows:


         Year Ended              Year Ended                Year Ended
          2/28/01                 2/29/00                   2/28/99
   --------------------    --------------------    ------------------------
     Paid      Retained      Paid      Retained       Paid        Retained
   --------    --------    --------    --------    ----------    ----------
   $533,264    $ 79,442    $119,353    $119,353    $6,214,051    $2,289,826


     Code of Ethics. The Fund Complex, the Advisor, the Sub-Advisors and Stephens each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with the amendments to Rule 17j-1 under the 1940 Act as set forth in the August 20, 1999 Adopting Release. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Advisor, Sub-Advisors and Stephens are on public file with, and are available from, the SEC.

                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds. Annual and Semi-Annual Reports for the Funds may contain additional performance information, and are available free of charge upon request.

     Average Annual Total Return: The Funds may advertise certain total return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV. Average annual total return information for the Funds for the fiscal year ended February 28, 2001 is incorporated by reference to the Annual Report for the Funds.

     The yields for each class of shares will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund or to a particular class of a Fund.

     In addition, investors should recognize that changes in the net asset values of shares of each class of a Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class' yield in ascertaining such class' total return to shareholders for the period. Yield information for each class of shares may be useful in reviewing the performance of the class of shares and for providing a basis for comparison with investment alternatives. The yield of each class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Trust may quote the performance or price-earning ratio of a Fund or a Class of in advertising and other types of literature as compared with the performance of an S&P Index, the Dow Jones Industrial Average, or other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities, or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a class of shares with the performance of a Fund's competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of a Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of a Fund with respect to the particular industry or sector.

     The Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the performance of each class of shares of a Fund with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare each class' past performance with other rated investments.

     From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Wells Fargo Funds Trust, provides various services to its customers that are also shareholders of the Funds. These services may include access to Wells Fargo Funds Trust's account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Wells Fargo Funds Trust account statements."

     The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's investment advisor and the total amount of assets and mutual fund assets managed by Barclays Global Fund Advisors. As of March 31, 2001, Barclays Global Investors, N.A. and its affiliates, including Barclays Global Fund Advisors, managed over $743 billion in assets.

     The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m. (Pacific time), 3:00 p.m. (Central time), 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other Fund securities, including U.S. Government securities but excluding money market instruments and debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Trust's Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees and in accordance with procedures adopted by the Trustees.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds reserve the right to reject any purchase orders, and may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

The dealer reallowance for Class A shares is as follows:

------------------------------------------------------------------------------------------------------
                              FRONT-END SALES            FRONT-END SALES                DEALER
                                CHARGE AS %                CHARGE AS %                ALLOWANCE
         AMOUNT                  OF PUBLIC                OF NET AMOUNT             AS % OF PUBLIC
      OF PURCHASE              OFFERING PRICE               INVESTED                OFFERING PRICE
------------------------------------------------------------------------------------------------------
Less than $50,000                   5.75%                      6.10%                     5.00%
------------------------------------------------------------------------------------------------------
$50,000 to $99,999                  4.75%                      4.99%                     4.00%
------------------------------------------------------------------------------------------------------
$100,000 to $249,999                3.75%                      3.90%                     3.00%
------------------------------------------------------------------------------------------------------
$250,000 to $499,999                2.75%                      2.83%                     2.25%
------------------------------------------------------------------------------------------------------
$500,000 to $999,999                2.00%                      2.04%                     1.75%
------------------------------------------------------------------------------------------------------
$1,000,000 and over1                0.00%                      0.00%                     1.00%
------------------------------------------------------------------------------------------------------

/1/ We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

     Purchases and Redemptions Through Brokers and/or Their Affiliates.  A
     ------------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectus in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders.  No contingent deferred sales charge is imposed on redemptions of
------------
Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

     Reduced Sales Charges for Employees of the Transfer Agent.  Employees of
     ---------------------------------------------------------
Boston Financial Data Services, Inc., transfer agent for the Trust, may purchase Class A shares at net asset value.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, BGFA, as advisor, is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the advisor to obtain the best results taking into account the dealer's general execution and operational facilities, including, without limitation, the size and type of transaction involved, the dealer's risk in positioning the securities involved, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions and the reasonableness of the spread or commission, if any. While the advisor generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or affiliated brokers. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of a Fund, the advisor is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the advisor will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees. BGFA does not engage in directed brokerage practices.

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when the advisor deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences.

     Brokerage Commissions.  For the fiscal year ended February 28, 2001, the
     ----------------------
following Master Portfolios in which the Funds invested the following brokerage commissions:

               -------------------------------------------
               Master Portfolio          Total Commissions
               ------------------------  -----------------
               LifePath Income               $ 23,674
               -------------------------------------------
               LifePath 2010                 $ 98,253
               -------------------------------------------
               LifePath 2020                 $155,204
               -------------------------------------------
               LifePath 2030                 $ 64,828
               -------------------------------------------
               LifePath 2040                 $109,657
               -------------------------------------------


     No commissions were paid to affiliated brokers.

     Securities of Regular Broker-Dealers. As of February 28, 2001, the following Funds held securities of their regular broker-dealers as indicated in the amounts shown:


      Fund                 Broker/Dealer                          Amount
      ----                 -------------                          ------

Outlook Today      J.P. Morgan Chase                            $  125,982
                   Lehman Brothers                              $   31,579
                   Merrill Lynch Pierce Fenner & Smith          $   81,464
                   Morgan Stanley Dean Witter                   $  109,939
Outlook 2010       Lehman Brothers                              $  159,268
                   Merrill Lynch Pierce Fenner & Smith          $  387,433
                   Morgan Stanley Dean Witter                   $  533,084
Outlook 2020       Goldman Sachs & Co.                          $  403,700
                   Lehman Brothers                              $  315,104
                   Merrill Lynch Pierce Fenner & Smith          $  921,022
                   Morgan Stanley Dean Witter                   $1,412,149
Outlook 2030       Goldman Sachs & Co.                          $  403,700
                   Lehman Brothers                              $  240,962
                   Merrill Lynch Pierce Fenner & Smith          $  694,720
                   Morgan Stanley Dean Witter                   $1,097,831
Outlook 2040       Goldman Sachs & Co.                          $1,284,500
                   Lehman Brothers                              $  460,642
                   Merrill Lynch Pierce Fenner & Smith          $1,238,972
                   Morgan Stanley Dean Witter                   $1,898,149
                   Bank of America Corp.                        $1,997,600


                                 FUND EXPENSES

     Funds Management has committed to reimburse each Fund for some of its operating expenses or to waive a portion of the fees payable to it in order to maintain a certain operating expense ratio. Funds Management has committed to maintain the current net operating expense ratios as described in the Prospectus through June 30, 2002. Actual reimbursements and waivers have a positive effect on performance information. For the year ended February 28, 2001, Wells Fargo Bank, the Funds' previous Administrator, waived a portion of each Fund's expenses. Expense waiver information is included in the Funds' Statements of Operations listed in their Annual Report.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees, advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board of Trustees deems equitable.

                             FEDERAL INCOME TAXES

     General.  The following information supplements and should be read in
     --------
conjunction with the Prospectus. The Prospectuses of the Funds generally describes the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes.

     The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied separately to each Fund, rather than to the Trust as a whole. Accordingly, income, gains and expenses will be determined separately for each Fund.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that each Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its net investment income, net short-term capital gain (generally, the excess of short-term capital gain over long-term capital loss) and certain other items, and (b) net tax-exempt income earned in each taxable year. In general, each Fund also will not be subject to federal income taxation of its investment company taxable income and net long-term capital gain (generally, the excess of short-term capital gain over short-term capital loss) distributed to its shareholders. For these purposes, these distributions must be made in the same taxable year in which the income and gains are realized by each Fund. However, in certain circumstances, such distributions declared on a day in October, November or December of one taxable year to shareholders of record on such day and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. Each Fund intends to distribute its income and gains in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     -----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements of its income and gains by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its income and gains (if any) by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as otherwise provided herein, gains
     -----------------------------
and losses realized by a Fund on the sale of portfolio securities generally will be capital gains and losses. Such gains and losses ordinarily will be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     In general, if a Fund purchases a debt obligation with original issue discount (generally at a price less than its principal amount), the Fund may be required to annually include in its taxable income a portion of the original issue discount as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligations. Gains recognized on the disposition of a debt obligation (including a tax-exempt obligation) purchased by a Fund at a market discount (generally at a price less than its principal amount) generally will be treated as ordinary income to the extent of the portion of market discount that accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

     Under Section 1256 of the Code, a Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts, certain foreign currency contracts and non-equity, listed options but generally exclude securities futures (as defined in Section 3(a)(55)(A) of the Securities Act of 1934). In this regard, Section 1256 contracts will be deemed to have been sold at market value at the end of each taxable year. Under Section 1256 of the Code, 60% of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

     Under Section 988 of the Code, a Fund generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Fund will attempt to monitor Section 988 transactions, where applicable, to avoid adverse federal income tax impact.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Funds may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

     Under Section 1260 of the Code, the amount of long-term capital gain a taxpayer may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the taxpayer would have had if the taxpayer owned a direct interest in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income. The Funds do not anticipate engaging in any derivative transactions that would be subject to these rules.

     If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the corresponding Fund may be subject to federal income tax and an interest charge imposed by the Internal Revenue Service ("IRS") upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the corresponding Fund will not be subject to federal income tax or the interest charge with respect to its indirect interest in the PFIC, if the Fund makes the available election.

     Foreign Taxes.  Income and dividends received by a Fund from foreign
     --------------
securities and gains realized by the Fund on the disposition of foreign securities may be subject to withholding and other taxes imposed by such foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Funds do not expect to be eligible to make such an election.

     Capital Gain Distributions.  Distributions that are designated by a Fund as
     ---------------------------
capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Other Distributions.  For federal income tax purposes, a Fund's "earnings
     -------------------
and profits" (generally the Fund's net investment income and capital gain with certain adjustments) will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as taxable dividends. Thus, if during a taxable year the Fund's declared dividends exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's basis in its Fund shares and then capital gain. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     ---------------------------
redemption (including a redemption in-kind) or an exchange ordinarily will result in a taxable capital gain or loss to the redeeming shareholder, depending on the amount received for the shares (or are deemed received in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     -------------------------
individual tax rate applicable to ordinary income is 39.1% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). A special lower tax rate of 18% on net capital gain is available to individuals to the extent the gain is derived from investments acquired after December 31, 2000 and are held for more than five years. This lower rate will apply to capital gain distributions by a Fund to the extent the gain is derived from the disposition of a portfolio investment acquired by the Fund after December 31, 2000 and was held for more than five years at the time of disposition. Under the Economic Growth and Tax Relief Recovery Act, the highest individual marginal tax rate will fall to 35% for calendar year 2006 and thereafter. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Trust may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Trust also could subject the investor to penalties imposed by the IRS.

     Corporate Shareholders.  Corporate shareholders of the Funds may be
     ----------------------
eligible for the dividends-received deduction on Fund distributions attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

     Foreign Shareholders.  Under the Code, distributions attributable to
     ---------------------
ordinary taxable income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust that a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to federal income tax withholding (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). Such tax withheld generally is not refundable. Withholding will not apply if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Gain on the disposition of Fund shares and capital gain distributions generally are not subject to tax withholding applicable to foreign shareholders.

     Tax-Deferred Plans.  The shares of the Funds may be available for a variety
     -------------------
of tax-deferred retirement and other plans,including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit shareholders to defer some of their income from taxes. Shareholders should contact their selling agents for details concerning retirement plans.

     Other Matters.  Shareholders should be aware that the investments to be
     --------------
made by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant non-cash income, such non-cash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. A Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Funds are five of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware business trust on March 10, 1999.

     Most of the Trust's Funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust's Funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. Shareholders bear their pro rata portion of the Fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other Funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectuses and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the Class represented at a meeting if the holders of more than 50% of the outstanding shares of the Class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The

Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below, as of June 4, 2001, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                        5% OWNERSHIP AS OF JUNE 4, 2001
                        -------------------------------

                                                                Type of   Percentage  Percentage
      Fund                 Name and Address                    Ownership   of Class    of Fund
      ----                 ----------------                    ---------  ----------  ----------
OUTLOOK TODAY FUND
Class A               Wells Fargo Bank MN N.A.                   Record       5.48%      3.02%
                      FBO Pacific Steel & Supply 401k
                      Attn:  Mutual Fund Ops
                      PO Box 1533
                      Minneapolis, MN  55480-1533

                      First Union Nat'l Bank For Various         Record      11.10%      7.00%
                      Retirement Plans
                      A/C #1080828378
                      1525 West W.T. Harris Blvd. CMG-1151
                      Charlotte, NC  28262-8522

Class B               N/A

Class C               MLPF&S For The Sole Benefit Of Its         Record      12.74%      1.15%
                      Customers
                      ATTN:  Mutual Fund Administration
                      4800 Deer Lake Drive East,
                      3rd Floor
                      Jacksonville, FL 32246-6484

                      Wells Fargo Investments LLC                Record       8.37%      0.76%
                      A/C 5568-4796
                      608 Second Ave. South, 8th Fl.
                      Minneapolis, MN  55402-1916

                      Wells Fargo Investments LLC                Record       5.41%      0.49%
                      A/C 8113-3276
                      608 Second Ave. South, 8th Fl.
                      Minneapolis, MN  55402-1916

                                                                Type of   Percentage  Percentage
      Fund                 Name and Address                    Ownership   of Class    of Fund
      ----                 ----------------                    ---------  ----------  ----------
Institutional Class   Wells Fargo Bank MN N.A. FBO               Record      95.02       9.37%
                      WF LifePath OPP. Fund R/R
                      P.O. Box 1533
                      Minneapolis, MN 55480-1533

OUTLOOK 2010 FUND
Class A               First Union Nat'l Bank Cust. FBO           Record      23.50%     13.12%
                      Various Retirement Plans
                      1525 West W.T. Harris Blvd.
                      CMG 1151
                      Charlotte, NC  28262-8522

Class B               N/A

Class C               EMJAYCO                                    Record      18.05%      0.77%
                      Omnibus Account, FBO
                      P.O. Box 170910
                      Milwaukee, WI 53217-0909

Institutional Class   Wells Fargo Bank MN N.A. FBO               Record      75.84%     12.41%
                      WF LifePath 2010 R/R
                      P.O. Box 1533
                      Minneapolis, MN 55480-1533

                      Wells Fargo Bank MN N.A. FBO               Record       6.87%      1.13%
                      NB N/S - Investment Account
                      Attn:  Mutual Fund Ops.
                      P.O. Box 1533
                      Minneapolis, MN 55480-1533

                      Wells Fargo Bank MN N.A. FBO               Record       5.44%      1.04%
                      NBRP&T - Investment Account
                      Attn:  Mutual Fund Ops.
                      P.O. Box 1533
                      Minneapolis, MN 55480-1533
OUTLOOK 2020 FUND
Class A               First Union Nat'l Bank Cust.               Record       6.11%      3.17%
                      FBO Various Retirement Plans
                      1525 West W.T. Harris Blvd. CMG 1151
                      Charlotte, NC  28262-8522

Class B               N/A

Class C               EMJAYCO                                    Record      39.05%      0.84%
                      Omnibus Account, FBO
                      P.O. Box 170910
                      Milwaukee, WI 53217-0909

                                                                Type of   Percentage  Percentage
      Fund                 Name and Address                    Ownership   of Class    of Fund
      ----                 ----------------                    ---------  ----------  ----------
Institutional Class   Federated Life Insurance Co. on            Record     24.54%       7.24%
                      Behalf of Separate Acct:
                      c/o Deb Miller
                      P.O. Box 328
                      Owatonna, MN  55060-0328

                      Wells Fargo Bank MN N.A. FBO               Record     61.39%      17.19%
                      WF LifePath 2020 Fund Cl. I
                      Attn:  Mutual Fund Ops
                      P.O. Box 1533
                      Minneapolis, MN  55480-1533
OUTLOOK 2030 FUND
Class A               First Union Nat'l Bank Cust.               Record      9.06%       6.21%
                      FBO Various Retirement Plans
                      1525 West W.T. Harris Blvd. CMG 1151
                      Charlotte, NC  28262-9522

Class B               N/A

Class C               EMJAYCO                                    Record     33.82%       0.69%
                      Omnibus Account
                      PO Box 170910
                      Milwaukee, WI 53217-0909

                      Prudential Securities, Inc. FBO            Record      5.13%       0.10%
                      Mr. Willard G. Spiegelman
                      IRA DTD 3/19/01
                      360 Sharon Park Drive #E38
                      Menlo Park, CA  94025-6839

                      Wells Fargo Investments, LLC               Record     16.69%       0.34%
                      A/C 1288-6099
                      608 Second Ave. South 8th Fl.
                      Minneapolis, MN  55402-1916

Institutional Class   Federated Life Insurance Co. on            Record      6.19%       1.14%
                      Behalf of Separate Acct:
                      c/o Deb Miller
                      P.O. Box 328
                      Owatonna, MN  55060-0328

                                                                Type of   Percentage  Percentage
      Fund                 Name and Address                    Ownership   of Class    of Fund
      ----                 ----------------                    ---------  ----------  ----------
                      Wells Fargo Bank MN N.A. FBO               Record     74.43%       9.27%
                      WF LifePath 2030 R/R
                      Attn:  Mutual Fund Ops.
                      P.O. Box 1533
                      Minneapolis, MN 58480-1533

                      Wells Fargo Bank MN N.A. FBO               Record     10.36%       1.43%
                      NB N/S - Investment Account
                      Attn:  Mutual Fund Ops.
                      P.O. Box 1533
                      Minneapolis, MN 58480-1533

OUTLOOK 2040 FUND
Class A               N/A

Class B               N/A

Class C               MLPF&S for The Benefit                     Record      6.23%       0.13%
                      of its Customers
                      Attn: Mutual Fund Administration
                      4800 Deer Lake Drive East
                      3rd Floor
                      Jacksonville, FL 32246-6484

                      EMJAYCO                                    Record     14.37%       0.30%
                      Omnibus Account
                      P.O. Box 170910
                      Milwaukee, WI 53217-0909

                      Wells Fargo Investments LLC                Record      5.05%       0.10%
                      A/C 8951-7239
                      608 Second Ave South, 8th Fl.
                      Minneapolis, MN  55402-916

Institutional Class   Federated Life Insurance Co. on            Record      6.78%       1.26%
                      Behalf of Separate Acct:
                      c/o Deb Miller
                      P.O. Box 328
                      Owatonna, MN  55060-0328

                      Wells Fargo Bank MN N.A. FBO               Record     26.25%       2.46%
                      WF LifePath 2040 R/R
                      Attn:  Mutual Fund Ops.
                      P.O. Box 1533
                      Minneapolis, MN 58480-1533

                                                                Type of   Percentage  Percentage
      Fund                 Name and Address                    Ownership   of Class    of Fund
      ----                 ----------------                    ---------  ----------  ----------

                      Wells Fargo Bank MN N.A. FBO               Record     36.04%       3.38%
                      NB N/S-Investment Acct.
                      Attn:  Mutual Fund Ops.
                      P.O. Box 1533
                      Minneapolis, MN 58480-1533

                      Wells Fargo Bank MN N.A. FBO               Record     16.48%       1.55%
                      NBRP&T-Investment Acct.
                      Attn:  Mutual Fund Ops.
                      P.O. Box 1533
                      Minneapolis, MN 58480-1533

                      Wells Fargo Bank MN N.A. FBO               Record     11.80%       1.11%
                      NBSRP
                      Attn:  Mutual Fund Ops.
                      P.O. Box 1533
                      Minneapolis, MN 58480-1533

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectuses.

                             INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolios of investments, financial statements, financial highlights and independent auditors report for the Outlook Today, Outlook 2010, Outlook 2020, Outlook 2030 and Outlook 2040 Funds for the year ended February 28, 2001, are hereby incorporated by reference to the Funds' Annual Report.

                                   APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

     Corporate Bonds
     ---------------

     Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A"
     -------
and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA,"
     ---
"AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

     Commercial Paper
     ----------------

     Moody's: The highest rating for commercial paper is "P-1" (Prime-1).
     -------
Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for commercial paper is rated "in the highest
     ---
category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                             WELLS FARGO FUNDS TRUST
                         File Nos. 333-74295; 811-09253

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits.
         --------

      Exhibit
      Number                                              Description
      ------                                              -----------
      (a)                  -    Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

      (b)                  -    Not Applicable.

      (c)                  -    Not Applicable.

      (d)(1)(i)            -    Investment Advisory Agreement with Wells Fargo Funds Management,
                                LLC, incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

            (ii)           -    Fee and Expense Agreement between Wells Fargo Funds Trust and Wells
                                Fargo Funds Management, LLC, incorporated by reference to
                                Post-Effective Amendment No. 22, filed June 15, 2001.

            (iii)          -    Interim Investment Advisory Contract with Barclays Global Fund
                                Advisors, filed herewith.

         (2)(i)            -    Investment Sub-Advisory Agreement with Barclays Global Fund
                                Advisors, incorporated by reference to Post-Effective Amendment
                                No. 22, filed June 15, 2001.

            (ii)           -    Investment Sub-Advisory Agreement with Galliard Capital Management,
                                Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

            (iii)          -    Investment Sub-Advisory Agreement with Peregrine Capital Management,
                                Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

            (iv)           -    Investment Sub-Advisory Agreement with Schroder Investment
                                Management North America Inc., incorporated by reference to
                                Post-Effective Amendment No. 20, filed May 1, 2001.

            (v)                 Investment Sub-Advisory Agreement with Smith Asset Management Group,
                                L.P., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

            (vi)           -    Investment Sub-Advisory Agreement with Wells Capital Management
                                Incorporated, incorporated by reference to Post-Effective Amendment
                                No. 22, filed June 15, 2001.

            (vii)          -    Investment Sub-Advisory Agreement with Dresdner RCM Global
                                Investors, LLC, incorporated by reference to Post-Effective
                                Amendment No. 20, filed May 1, 2001.

            (viii)         -    Investment Sub-Advisory Agreement with Golden Capital Management,
                                LLC, filed herewith.

      (e)                  -    Distribution Agreement along with Form of Selling Agreement, incorporated by reference to Post-Effective Amendment No. 16, filed
                                October 30, 2000.

      (f)                  -    Not Applicable.

      (g)(1)               -    Custody Agreement with Barclays Global Investors, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed October 30,
                                2000.

         (2)               -    Custody Agreement with Wells Fargo Bank Minnesota, N.A.,
                                incorporated by reference to Post-Effective Amendment No. 16, filed
                                October 30, 2000.

            (i)            -    Delegation Agreement (17f-5) with Wells Fargo Bank Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed
                                October 30, 2000.

         (3)               -    Securities Lending Agreement by and among Wells Fargo Funds Trust,
                                Wells Fargo Funds Management and Wells Fargo Bank Minnesota, N.A.,
                                incorporated by reference to Post-Effective Amendment No. 22, filed
                                June 15, 2001.

      (h)(1)               -    Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 20, filed
                                May 1, 2001.

         (2)               -    Fund Accounting Agreement with Forum Accounting Services, LLC, incorporated by reference to Post-Effective Amendment No. 9, filed
                                February 1, 2000.

         (3)               -    Transfer Agency and Service Agreement with Boston Financial Data
                                Services, Inc., incorporated by reference to Post-Effective
                                Amendment No. 16, filed October 30, 2000.

         (4)               -    Shareholder Servicing Plan, incorporated by reference to
                                Post-Effective Amendment No. 16, filed October 30, 2000.

         (5)               -    Shareholder Servicing Agreement, incorporated by reference to
                                Post-Effective Amendment No. 8, filed December 17, 1999.

      (i)                  -    Legal Opinion, filed herewith.

      (j)(A)               -    Consent of Independent Auditors for the Outlook Funds of Funds
                                Trust, filed herewith.

      (j)(1)               -    Power of Attorney, Robert C. Brown, incorporated by reference to
                                Post-Effective Amendment No. 10, filed May 10, 2000.

         (2)               -    Not Applicable.

         (3)               -    Not Applicable.

         (4)               -    Power of Attorney, Thomas S. Goho, incorporated by reference to
                                Post-Effective Amendment No. 10, filed May 10, 2000.

         (5)               -    Power of Attorney, Peter G. Gordon, incorporated by reference to
                                Post-Effective Amendment No. 10, filed May 10, 2000.

         (6)               -    Power of Attorney, W. Rodney Hughes, incorporated by reference to
                                Post-Effective Amendment No. 10, filed May 10, 2000.

         (7)               -    Power of Attorney, Richard M. Leach, incorporated by reference to
                                Post-Effective Amendment No. 16, filed October 30, 2000.

         (8)               -    Power of Attorney, J. Tucker Morse, incorporated by reference to
                                Post-Effective Amendment No. 10, filed May 10, 2000.

         (9)               -    Power of Attorney, Timothy J. Perry, incorporated by reference to
                                Post-Effective Amendment No. 10, filed May 10, 2000.

        (10)               -    Power of Attorney, Donald C. Willeke, incorporated by reference to
                                Post-Effective Amendment No. 10, filed May 10, 2000.

        (11)               -    Power of Attorney, Michael J. Hogan, incorporated by reference to
                                Post-Effective Amendment No. 10, filed May 10, 2000.

        (12)               -    Power of Attorney, Karla M. Rabusch, incorporated by reference to
                                Post-Effective Amendment No. 10, filed May 10, 2000.

      (k)                  -    Not Applicable.

      (l)                  -    Not Applicable.

      (m)                  -    Rule 12b-1 Plan, filed herewith.  (see Exhibit (e) above for related
                                Distribution Agreement.)

      (n)                  -    Rule 18f-3 Plan, filed herewith.

      (o)                  -    Not Applicable.

      (p)(1)               -    Joint Code of Ethics for Funds Trust, Core Trust and Variable Trust,
                                incorporated by reference to Post-Effective Amendment No. 20, filed
                                May 1, 2001.

         (2)               -    Wells Fargo Funds Management, LLC Code of Ethics, incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

         (3)               -    Barclays Global Investors, N.A. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

         (4)               -    Dresdner RCM Global Investors, LLC Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

         (5)               -    Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

         (6)               -    Peregrine Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

         (7)               -    Schroder Investment Management North America Inc. Code of Ethics,
                                incorporated by reference to Post-Effective Amendment No. 15, filed
                                October 2, 2000.

         (8)               -    Smith Asset Management Group, L.P. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

         (9)               -    Wells Capital Management Incorporated Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2,
                                2000.

        (10)               -    Cadence Capital Management Code of Ethics, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001.

Item 24. Persons Controlled by or Under Common Control with the Fund.
         -----------------------------------------------------------

         Registrant believes that no person is controlled by or under common control with Registrant.


Item 25. Indemnification.
         ---------------

         Article V of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section
3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26. Business and Other Connections of Investment Advisor.
         ----------------------------------------------------

         (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

             To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

         (b) Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI"), serves as an advisor or sub-advisor to various Funds of the Trust and as advisor or sub-advisor to certain other open-end management investment companies. The descriptions of BGFA in Parts A and B of this Registration Statement are incorporated by reference herein. The directors and officers of BGFA also serve as directors or officers of BGI. To the knowledge of the Registrant, none of the directors or officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (c) Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, serves as sub-advisor to various Funds of the Trust. The descriptions of WCM in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of WCM is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly-owned subsidiary of Wells Fargo & Company, serves as sub-advisor to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (e) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-advisor to various Funds of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (f) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly-owned subsidiary of Wells Fargo & Company serves as sub-advisor to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (g) Smith Asset Management Group, L.P. ("Smith"), in which Wells Fargo & Company maintains an indirect, minority-ownership interest, serves as sub-advisor to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-advisor is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (h) Dresdner RCM Global Investors LLC ("Dresdner"), an indirect, wholly-owned subsidiary of Dresdner Bank AG, serves as sub-advisor for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of Dresdner in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Dresdner is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (i) Cadence Capital Management ("Cadence") serves as sub-advisor to the portfolio in which the Large Cap Appreciation Fund invests. The descriptions of Cadence in parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cadence is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (j) Effective May 31, 2001, Golden Capital Management, LLC ("Golden"), formerly a division of Smith, assumed investment sub-advisory responsibilities for the OTC Growth Fund. Golden is entitled to receive fees at the same annual rates as were applicable under the sub-advisory contract with Smith. The descriptions of Golden in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Golden is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Item 27. Principal Underwriters.
         ----------------------

         (a) Stephens Inc. ("Stephens"), distributor for the Registrant, does not presently act as investment advisor for any other registered investment companies, but does act as principal underwriter for Barclays Global Investors Funds, Inc., Nations Fund, Inc., Nations Fund Trust, Nations Separate Account Trust, Nations LifeGoal Funds, Inc., Nations Reserves, Nations Funds Trust, Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Nations Master Investment Portfolio and Wells Fargo Core Trust, all of which are registered open-end management investment companies.

         (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file No. 501-15510).

         (c) Not Applicable.

Item 28. Location of Accounts and Records.
         --------------------------------

         (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, California 94163.

         (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment advisor and administrator at 525 Market Street, San Francisco, California 94163.

         (c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

         (d) Barclays Global Fund Advisors, N.A. and Barclays Global Investors, N.A. maintain all Records relating to their services as sub-advisor and custodian, respectively, at 45 Fremont Street, San Francisco, California 94105.

         (e) Stephens Inc. maintains all Records relating to its services as distributor at 111 Center Street, Little Rock, Arkansas 72201.

         (f) Wells Fargo Bank Minnesota, N.A. maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

         (g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-advisor at 525 Market Street, 10th Floor, San Francisco, California 94163.

         (h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-advisor at 800 LaSalle Avenue, Minneapolis, Minnesota 55479.

         (i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-advisor at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479.

         (j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-advisor at 500 Crescent Court, Suite 250, Dallas, Texas 75201.

         (k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-advisor at 787 Seventh Avenue, New York, New York 10019.

         (l) Dresdner RCM Global Investors, LLC maintains all Records relating to its services as investment sub-advisor at Four Embarcadero Center, San Francisco, California 94111.

         (m) Cadence Capital Management maintains all Records relating to its services as investment sub-advisor at 53 State Street, Exchange Plaza, Boston, Massachusetts 02109.

         (n) Golden Capital Management, LLC maintains all Records relating to its services as investment sub-advisor at Two Resource Square, 10926 David Taylor Drive, Suite 180, Charlotte, North Carolina 28262.

Item 29. Management Services.
         -------------------

         Other than as set forth under the captions "Organization and Management of the Funds" in each Prospectus constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.  Not Applicable.
         ------------

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 1st day of July, 2001.

                                                  WELLS FARGO FUNDS TRUST

                                                  By: /s/ Dorothy A. Peters
                                                     ---------------------------
                                                       Dorothy A. Peters
                                                       Assistant Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:


Signature                                    Title                                              Date
---------                                    -----                                              ----

                *                            Trustee
------------------------------------
Robert C. Brown

                *                            Trustee
------------------------------------
Thomas S. Goho

                *                            Trustee
------------------------------------
Peter G. Gordon

                *                            Trustee
------------------------------------
W. Rodney Hughes

                *                            Trustee
------------------------------------
Richard M. Leach

                *                            Trustee
------------------------------------
J. Tucker Morse

                *                            Trustee
------------------------------------
Timothy J. Penny

                *                            Trustee
------------------------------------
Donald C. Willeke                                                                               7/1/2001

*By:  /s/ Dorothy A. Peters
     ----------------------------------------
       Dorothy A. Peters
       As Attorney-in-Fact
       July 1, 2001

                             WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                  EXHIBIT INDEX


Exhibit Number                                                 Description
EX-99.B(d)(1)(iii)            Interim Investment Advisory Agreement with Barclays Global Fund Advisors

EX-99.B(d)(2)(viii)           Investment Sub-Advisory Agreement with Golden Capital Management LLC

EX-99.B(i)                    Opinion and Consent of Counsel

EX-99.B(j)(A)                 Consent of Independent Auditors

EX-99.B(m)                    Rule 12b-1 Plan

EX-99.B(n)                    Rule 18f-3 Plan